UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

PAULSON CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAULSON CAPITAL CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

Dear Shareholder:

Since 1978, Paulson Investment Company, Inc. has built a strong reputation as a preeminent investment banker specializing in microcap growth companies. Paulson Investment has served as a manager or lead underwriter for over 170 offerings, raising over $1 billion for clients. As you are likely aware, in recent years macroeconomic conditions and government regulations have made raising money for microcap companies in the public market very difficult. Your Board believes that it needs to change its direction to generate better returns for its shareholders and, accordingly, has decided to take steps to accomplish a series of related transactions, which depend on your approval of the proposals described in the accompanying proxy statement.

The Company has entered into agreements for an investment in the Company of $5.25 million from a small group of investors. The funds have been placed in escrow pending satisfaction of certain conditions, including approval by our shareholders of Proposal 6 and satisfaction of NASDAQ rules. We may continue to pursue additional non-public offerings within the limits approved by our shareholders. If Proposal 6 is not approved, the escrow will be released and the funds returned to the investors.

In connection with the proposed financing, your Board has approved a plan whereby a liquidating trust will be created and the shareholders of our Common Stock of record as of the record date of the Shareholders Meeting (“Legacy Shareholders”) will be given non-transferable beneficial interests in the trust in proportion to their pro rata ownership interest in our Common Stock. The record date of the Shareholders Meeting is anticipated to be on or about [___]; the definitive record date will be noted in the Proxy Statement that is mailed to the Legacy Shareholders. The trust will hold the majority of the assets currently held by Paulson Investment, primarily consisting of underwriter warrants, trading and investment securities, and cash and accounts receivables. It is expected that the assets in the trust will be liquidated and distributed to our Legacy Shareholders over time. Any purchasers of our securities in the open market after the record date will have no rights to the trust assets with respect to the securities so purchased. The trust will distribute sale proceeds to the Legacy Shareholders when a trust asset is liquidated, which would be treated for tax purposes as a dividend to the Legacy Shareholders. Your Board has also decided to restructure Paulson Investment’s broker-dealer business, resulting in it being owned initially 25% by the Company and 75% by management of Paulson Investment and outside investors.

As a result of the transactions more fully described in the accompanying Proxy Statement, each Legacy Shareholder will continue to own shares of Paulson Capital Corp. and an interest in a liquidating trust entitling the holder to dividends from the sale of certain assets previously held by Paulson Investment. Your Board urges you to vote for the Proposals set forth in the Proxy Statement so that we can accomplish our goal of maximizing shareholder value for years to come.

Chester L.F. Paulson

Chairman of the Board

____, 2013

PAULSON CAPITAL CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
[__], 2013

To Our Shareholders:

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Paulson Capital Corp., an Oregon corporation (the “Company”, “we”, “us” or “our”), will be held on [__], 2013 at [__], local time, at [___], for the following purposes (collectively, the “Proposals”):

1.      To consider and act upon a proposal to approve the amendment and restatement of our Restated Articles of Incorporation (“Articles of Incorporation”), in the form attached hereto as Appendix A, to authorize the classification of the Board of Directors into three classes with staggered terms;

2.       To elect five directors whose term of office will expire in 2014 (or sooner if Proposal 6 is approved, in which case one director shall be deemed a continuing director upon closing of an authorized financing and the term of any other directors shall thereupon cease);

3.       To consider and act upon a proposal to approve the amendment and restatement of our Articles of Incorporation to effect an increase in the authorized shares of Common Stock, from 10,000,000 shares of Common Stock (“Common Stock”), no par value per share, and 500,000 shares of preferred stock (“Preferred Stock”), no par value per share, to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of Preferred Stock, par value $0.0001 per share (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated);

4.       To consider and act upon a proposal to approve the amendment and restatement of our Articles of Incorporation to designate 30,000,000 shares of Preferred Stock as “blank check” Preferred Stock (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated);

5.       To consider and act upon a proposal to effect a reverse stock split of our issued and outstanding capital stock by a ratio of not less than one-for-two and not more than one-for-ten at any time within 18 months following the Annual Meeting, with the exact ratio to be set at a number within this range as determined by the Board of Directors, in its sole discretion;

6.       To consider and act upon a proposal for the authorization to issue securities of the Company in one or more non-public offerings in accordance with NASDAQ Listing Rule 5635 within 18 months following the Annual Meeting;

7.       To consider and act upon a proposal to change the Company’s state of incorporation to Delaware from Oregon by means of a merger of the Company into a newly formed, wholly owned Delaware subsidiary pursuant to the terms of a merger agreement in the form annexed hereto as Appendix B (the “Reincorporation Merger Agreement”), and adopt the Delaware Certificate of Incorporation and By-laws annexed hereto as Appendix C and Appendix D, respectively, including an increase in the authorized shares of Common Stock to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of “blank check” Preferred Stock, par value $0.0001 per share;

8.       To approve the Paulson Capital Corp. 2013 Equity Incentive Plan (the “2013 Plan”) as attached as Appendix E hereto, including the reservation of 1,500,000 shares of Common Stock for issuance thereunder;

9.       To approve, on an advisory basis, the compensation of the Company’s named executive officers;

10.     To approve, on an advisory basis, a one-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

11.     To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof.

Only holders of record of the Company's Common Stock as reflected on the stock transfer books of the Company at the close of business on [___], 2013, will be entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

This proxy statement and form of proxy are being sent to our shareholders on or about [___], 2013.

By Order of the Board of Directors,
/s/ CHESTER L.F. PAULSON

CHESTER L.F. PAULSON Chairman of the Board of Directors [__], 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on [_________], 2013: The Proxy Statement and the Accompanying Proxy Card and Annual Report are available at www.proxyvote.com.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

PAULSON CAPITAL CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

PROXY STATEMENT

The Board of Directors of Paulson Capital Corp., an Oregon corporation (the “Company”, “we”, “us”, or “our”) is soliciting proxies in the form enclosed with this proxy statement for use at the Company's Annual Meeting of Shareholders to be held on [__], 2013 at [__], local time, at [____], and any adjournments thereof (the “Annual Meeting”).

GENERAL INFORMATION ABOUT VOTING

How Proxies Work

The Company's Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement.

Who May Vote

Holders of the Company's Common Stock, at the close of business on [___], 2013 (the “Record Date”), are entitled to receive notice of and to vote their shares at the Annual Meeting. As of [___], 2013, there were [___] shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

How to Vote

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting in person. You may change your vote at the Annual Meeting in one of the ways described below. All shares represented by proxies that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If you choose to vote by proxy, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting, you will be able to vote your shares, even if you have already voted by mail. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revoking a Proxy

You may revoke your proxy before it is voted by:

●	providing written notice to the corporate Secretary of the Company before or at the Annual Meeting;

●	submitting a new proxy with a later date; or

●	voting by ballot at the Annual Meeting.

The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Quorum

 In order to carry on the business of the Annual Meeting, we must have a quorum. This means that at least one third of the votes eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Treasury shares, which are shares owned by the Company itself, are not voted and do not count for this purpose.

Votes Needed

For Proposal 2, the affirmative vote of a plurality, or the largest number, of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required for the election of each director. This means that the five director nominees who receive the highest number of affirmative “FOR” votes will be elected to the board. A majority of the votes cast by the holders of the shares of Common Stock present or represented and voting on such matter is required to approve Proposals 1, 3, 4, 5, 6, 7, 8, 9 and 10. Broker non-votes and abstentions are not considered to be shares voting on such matters and, therefore, will have no effect on the outcome of the vote on the approval of Proposals 1, 3, 4, 5, 6, 7, 8, 9 and 10. All numbers and amounts set forth herein, except as specifically noted, are prior to the effect of any stock split which has been proposed in Proposal 5.

Dissenter’s Right of Appraisal

No action proposed in the proposals described in this Proxy Statement will provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares which is required under Oregon law, NASDAQ Rules, our Articles of Incorporation or our Amended and Restated Bylaws (the “Amended Bylaws”).

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 1331 N.W. Lovejoy Street, Suite 720, Portland, OR 97209, phone: 503-243-6000, Attention: Secretary.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Other Matters

Our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than those matters described above.  However, if any other business should come before the Annual Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

Solicitation of Proxies

The Company will pay the expenses of soliciting proxies, which we anticipate will be immaterial. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposals that is not shared by all other shareholders, except that our directors and executive officers (1) may elect to invest in any offering approved pursuant to Proposal 6, (2) are or will be eligible to receive awards under the 2013 Plan upon approval of Proposal 8 and (3) will be awarded certain stock options upon approval of Proposal 8.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our Common Stock at the close of business on [___], 2013, the record date for determining our shareholders who are entitled to notice of and to vote on the Proposals, is [__].

Beneficial Ownership of Directors, Officers and 5% Shareholders

The following table sets forth information regarding the beneficial ownership of our Common Stock as of July 31, 2013 by (a) each person who is known by us to beneficially own 5% or more of our Common Stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them. Unless otherwise indicated, the address of each holder is 1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon 97209.

	Common Stock (1)
	Number of	Percent of Shares
Name of Beneficial Owner	Shares (2)	Outstanding
Chester L.F. (3) and Jacqueline M. Paulson (4)	1,260,514	20.8%
Steve H. Kleemann (5)	714,200	11.7%
Charles L.F. Paulson (3) (6)	608,591	10.0%
Erick J.C. Paulson (6)	604,598	9.9%
Kellie M. Davis (6)	598,590	9.8%
Shannon P. Pratt, D.B.A. (3)	121,054	2.0%
Paul F. Shoen (3)	56,881	*
Trent Davis (7)	15,000	*
Murray Smith (8)	5,000	*
All current executive officers and directors as a group (6 persons)	2,067,040	33.5%

*Less than one percent

(1)

Applicable percentage of ownership is based on 6,054,758 shares of Common Stock outstanding as of July 31, 2013 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares.

(2)	Includes options exercisable within 60 days of July 31, 2013 as follows:

Charles L.F. Paulson	38,334

Kellie M. Davis	28,333

Shannon P. Pratt, D.B.A.	25,000

Murray Smith	5,000

(3)	Director of the Company.
(4)	Includes 1,140,514 shares held by the Paulson Family LLC.
(5)	Mr. Kleemann served as member of the Company’s Board of Directors until his death on July 27, 2013.

(6)	Represents shares held as a member of the Paulson Family LLC and options as detailed in Note 2.
(7)	Mr. Davis is President and Chief Executive Officer of Paulson Investment Company, Inc.
(8)	Mr. Smith is Chief Financial Officer of the Company and Paulson Investment Company, Inc.

PROPOSAL 1— AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

INTO THREE CLASSES WITH STAGGERED TERMS

Classification of the Board of Directors

On [__], 2013, our Board of Directors approved, and we are proposing, an amendment and restatement of the Articles of Incorporation to classify the Board of Directors into three classes with staggered terms (“Classified Board Amendment”). Currently, the Board of Directors consists of a single class of directors, all of whom are elected at each Annual Meeting of Shareholders. The Classified Board Amendment would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

Directors in each class would be elected at the 2013 Annual Meeting. The directors initially elected in Class I would serve until the 2014 Annual Meeting of Shareholders and the election and qualification of his or her successor. The directors initially elected in Class II would serve until the 2015 Annual Meeting of Shareholders and the election and qualification of his or her successors. The directors initially elected in Class III would serve until the 2016 Annual Meeting of Shareholders and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2014 Annual Meeting of Shareholders, and going forward, the class of directors to be elected in such year would be elected for a three-year term, and at each successive Annual Meeting of Shareholders, the class of directors to be elected in such year would be elected for a three-year term, so that the term of office of one class of directors shall expire in each year. The directors in each class are identified in Proposal 2 – Election of Directors – below.

To preserve the classified board structure, the Classified Board Amendment also provides that a director appointed by the Board to fill a vacancy holds office until the next election of the class for which such director has been chosen and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

The Board believes that a staggered board would provide important benefits to the Company and its shareholders. A staggered board will help to ensure the continuity and stability of the Company’s business strategies and management of the Company’s business because a majority of the Board at any given time will have prior experience as directors of the Company.

The text of the Classified Board Amendment to the Company’s Articles of Incorporation is set forth below:

ARTICLE III

Directors

3.1     Number of Directors. The number of directors of the Corporation shall be fixed by the bylaws of the Corporation.

3.2     Classified Board. The Board of Directors of the Corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under ORS 60.317, with one class being elected each year to serve a staggered three-yearterm. Directors in each class shall be elected at the annual meeting of shareholders of the Corporation. The directors initially elected in Class I will serve until the 2014 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2015 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class III will serve until the 2016 annual meeting of shareholders and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2014 annual meeting of shareholders, and going forward, the class of directors to be elected in such year shall be elected for a three-yearterm, and at each successive annual meeting of shareholders, the class of directors to be elected in such year would be elected for a three-year term, so that the term of office of one class of directors shall expire in each year. Any director appointed by the Board of Directors of the Corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

Effectiveness of Amendment

Several proposals set forth in this Proxy Statement, including this Proposal 1, Proposal 3 and Proposal 4, contemplate the amendment and restatement of the Articles of Incorporation. Each of these Proposals is to be considered and voted upon by you separately. If any these Proposals is not approved, the Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Appendix A, will be revised prior to filing to remove all references to the subject matter of the rejected Proposal or Proposals. It is possible that none of the Proposals relating to the amendment and restatement of the Articles of Incorporation will be approved. In this case, the Amended and Restated Articles of Incorporation will not be filed.

If Proposal 1 is approved, the portion of the Amended and Restated Articles of Incorporation pertaining to the Classified Board Amendment will become effective upon filing with the Secretary of State of the State of Oregon by the Company. In addition, if Proposal 1 is approved, the Board of Directors will amend the Amended Bylaws before the filing of the Amended and Restated Articles of Incorporation, to conform the text in the Amended Bylaws to the text in the Amended and Restated Articles of Incorporation regarding the staggered board.

If Proposal 7 is approved, the Company will not file the Amended and Restated Articles of Incorporation (including the Classified Board Amendment as described in this Proposal) and instead will file the Certificate of Incorporation described in Proposal 7 with the Secretary of State of the State of Delaware, and become a Delaware corporation, as described therein, and in such case the Delaware Bylaws will be adopted.

Board Recommendation

The Board of Directors recommends a vote “FOR” proposal 1.

*    *    *

PROPOSAL 2— ELECTION OF DIRECTORS

As recommended and approved by the Nominating and Governance Committee, the Board of Directors has recommended and nominated our four current directors, Chester L.F. Paulson, Charles L.F. Paulson, Paul Shoen and Dr. Shannon Pratt, and Trent Davis, to serve as directors for staggered terms if Proposal 1 is approved, or until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified. However, Messrs. Charles L.F. Paulson, Shoen and Dr. Pratt have agreed that upon the approval of Proposal 6 the term of such persons office shall automatically terminate and expire and such persons shall resign from the Board of Directors with immediate effect. The persons named on the enclosed proxy (the proxy holders) will vote for election of the nominees unless you have withheld authority for them to do so on your proxy card. If the nominees are unable or decline for good cause to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors. The term of the appointments of Messrs. Charles L.F. Paulson and Shoen and Dr. Pratt has been proposed to be less than the staggered term or until the next Annual Meeting of Shareholders if Proposal 6 is approved in order to provide vacancies if the Company is able to complete a financing as contemplated in Proposal 6, in which case the Company will seek to appoint new directors prior to the next Annual Meeting to fill such vacancies. However, no persons have been nominated or are currently contemplated to fill such vacancies and the Company will evaluate new candidates that satisfy the requirements of NASDAQ at such time.

Vote Required

If a quorum of shareholders is present at the Annual Meeting, the five nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting will be elected directors.

Recommendation

The Board of Directors recommends that shareholders vote “FOR” the re-election of Messrs. Chester L.F. Paulson, Charles L.F. Paulson and Shoen and Dr. Pratt, and the election of Trent Davis.

As set forth above (see Proposal 1), the Board of Directors is proposing to stagger the terms of the directors of the Company by classifying the Board into three separate classes. One class would hold office initially for a term expiring at the 2014 Annual Meeting of Shareholders; a second class would hold office initially for a term expiring at the 2015 Annual Meeting of Shareholders; and a third class would hold office initially for a term expiring at the 2016 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election, and until their successors have been duly elected and qualified. Directors chosen to fill vacancies on the classified board would hold office for the remainder of the term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

If Proposal 1 is not approved, the five director nominees, if elected, will serve a one-year term until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified (unless Proposal 6 is approved as described above, in which case the terms of Messrs. Charles L.F. Paulson, Shoen and Dr. Pratt will automatically terminate).

The following table sets forth the names of the nominees for election as a director. Also set forth is certain information with respect to each such person’s age as of June 28, 2013, principal occupation or employment during the past five years and the year in which they were elected to serve as a director of Paulson Capital Corp. The term of office for each director is until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Name	Age	Has Been a Director Since
Chester L.F. Paulson	77	1970
Charles L.F. Paulson	59	2007
Shannon P. Pratt, D.B.A.	80	1998
Paul F. Shoen	56	1998
Trent Davis	45	Director nominee

CLASS I – TERM EXPIRING AT 2014 ANNUAL MEETING

Shannon P. Pratt, D.B.A. has been the Chairman and CEO of Shannon Pratt Valuations, Inc., a business valuation and financial advisory services firm, since January 2004. From 1995 to October 2005, Dr. Pratt was Managing Owner of Business Valuation Resources. Dr. Pratt is a Lifetime Member Emeritus of the Business Valuation Committee of the American Society of Appraisers. He is also a Lifetime Member Emeritus of the Valuation Advisory Committee of The ESOP Association. Dr. Pratt has received the prestigious Magna Cum Laude award of the National Association of Certified Valuation Analysts for service to the business valuation profession, and he is also the first life member of the Institute of Business Appraisers. Dr. Pratt is a member and a past President of the Portland Society of Financial Analysts, the recipient of the 2002 Distinguished Achievement Award, a member of the Association for Corporate Growth and a past trustee of The Appraisal Foundation. Dr. Pratt holds a Doctor of Business Administration (D.B.A.) from Indiana University with a major in Finance and is also a Chartered Financial Analyst (CFA). Broadly published, he has either authored or co-authored ten books on the subject of business valuation, as well as many other articles, newsletters and papers. Based on the above, we believe that Dr. Pratt brings valuable experience in business valuations and financial analysis to our Board.

CLASS II – TERM EXPIRING AT 2015 ANNUAL MEETING (UNLESS PROPOSAL 1 IS NOT APPROVED)

Charles L.F. Paulson was named Chairman of Paulson Investment Company, Inc. in August 2010. Mr. Paulson is the eldest son of our Founder and Chairman, Chester L.F. Paulson and the stepson of Mrs. Jacqueline M. Paulson. He began his career with Paulson Investment Company in 1974. During this time, he served as the Head Trader and continues to serve as the Senior Vice President of Proprietary Trading. His duties include overseeing trading of the firm’s investment accounts and advising senior management on market dynamics and trends that may affect or impact the value of its holdings. Mr. Paulson has served as a member of Paulson Investment Company, Inc.’s Board of Directors since 1994 and Paulson Capital Corp.’s Board of Directors since 2007. We believe that this experience makes Mr. Paulson a valuable Board member. FINRA Licenses include: Series 7, 24, 55 and 63.

Paul F. Shoen is a private investor and also founded and has served as the Chairman of Pantechnicon Aviation, Ltd., a company that buys and sells aircraft, since 1995. Although he is no longer associated with them, over a 15-year period, Mr. Shoen served as a member of various Boards of Directors at the parent and subsidiary levels of Amerco, Inc., including the operational, real estate and insurance companies. He also served in various executive capacities within Amerco, including as President and Vice-President of U-Haul International. Mr. Shoen attended College of the Holy Cross where he earned a B.A. in Psychology.  He has also taken graduate-level business courses at the University of Chicago. Mr. Shoen is also the Director of the Paul F. Shoen Foundation, a charitable organization. We believe that Mr. Shoen’s experience on other company boards and as a private investor is valuable to our Board.

CLASS III – TERM EXPIRING AT 2016 ANNUAL MEETING (UNLESS PROPOSAL 1 IS NOT APPROVED)

Chester L.F. Paulson founded Paulson Capital Corp. in 1970 and has served as its Chairman, President and CEO since that time. Mr. Paulson is also the Co-Founder of Paulson Capital Corp.’s wholly owned subsidiary, Paulson Investment Company, Inc., and served as its Chairman until July 2010. We consider Chester L.F. Paulson a valuable Board member due to his significant holdings of our Common Stock, as well as the fact that he has been involved in the securities business since 1963. In addition, he has, in the past, served on the boards of other publicly traded companies, which we feel is valuable experience for our Board. Mr. Paulson has been actively involved in the investment banking, financial consulting and project funding for over 40 years. In 1959, Mr. Paulson started his career as a securities trader for June S. Jones Company in Portland, Oregon. Mr. Paulson served in the United States Army as a member of the Army Security Agency and graduated from the University of Oregon with a B.S. in Economics. He furthered his education at the University of Portland where he obtained his Master’s Degree in Business Administration. He currently is a member of the Securities Traders Association, the Southern California Investment Association and the National Investment Bankers Association (“NIBA”).

Trent Davis joined Paulson Investment Company, Inc. in 1991 in the Operations Department, in 1992 moved to equity trading and, in 1996, was promoted to Senior Vice President, Syndicate/National Sales Department. In July 2005, Mr. Davis was promoted to President and CEO of Paulson Investment Company, Inc. Mr. Davis served as a board member and Chairman of NIBA during 2003. Mr. Davis holds a B.S. in Business and Economics from Linfield College and has earned a Master’s Degree in Business Administration from the University of Portland. FINRA Licenses include: Series 7, 24, 63 and 66.

DIRECTOR INDEPENDENCE AND LEADERSHIP STRUCUTURE

The Board of Directors has determined that Dr. Pratt is an “independent director” under NASDAQ Listing Rule 5605(b)(1). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by NASDAQ and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) related to audit committee member independence.

On July 27, 2013, Steve H. Kleemann, a member of our Board of Directors and Audit Committee, died. As a result, we are no longer in compliance with certain NASDAQ listing requirements, including the “Majority Independent Board” requirement (Listing Rule 5605(b)(1)) and the “Audit Committee” composition requirement (Listing Rule 5605(c)(2)). On August 5, 2013, we received a deficiency letter from NASDAQ acknowledging our non-compliance with Listing Rule 5605. NASDAQ’s letter further provided that, consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), we will have the following cure period to regain compliance: (i) until the earlier of our next annual shareholders’ meeting or July 27, 2014; or (ii) if the next annual shareholders’ meeting is held before January 23, 2014, then we must evidence compliance no later than January 23, 2014. Because our next annual shareholders’ meeting will be held prior to January 23, 2014, we intend to regain compliance prior to January 23, 2014.

The positions of Chief Executive Officer and Chairman of the Board are filled by a single individual, Mr. Chester L.F. Paulson. Chester L.F. Paulson holds an MBA and has been involved in the securities business since 1963. He has, in the past, served on the boards of other publicly traded companies.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Chairman of our Board of Directors, Chester L.F. Paulson, is the founder of Paulson Capital Corp. and serves as our Chief Executive Officer. The Board of Directors determined that it was in the best interests of our shareholders for Mr. Chester L.F. Paulson to continue to serve as Chairman of the Board, given the depth of his experience with our firm and our industry. The independent members of our Board of Directors have not chosen to appoint a “lead independent director.” Our Board of Directors reviews the structure of our Board of Directors and its committees each year as a part of its annual self evaluation process, and, in that context, considers, among other things, issues of structure and leadership. The Board of Directors is satisfied that its current structure and processes are well suited for our company, given its simple business model, size and stock ownership.

The Board of Directors is responsible for risk management and oversight. The Audit Committee is responsible for monitoring risk management and receives regular reports on risk matters, including financial, legal and regulatory risks, at its meetings. In addition, the Audit Committee has regular discussions with the Chief Financial Officer and external auditors to discuss issues related to risk management. The Audit Committee, in turn, reports any material risk issues to the full Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the year ended December 31, 2012. During 2012, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member. Although we do not maintain a formal policy regarding director attendance at our annual meeting of shareholders, members of the Board of Directors are encouraged to attend. All of the members of the Board of Directors attended our 2012 annual meeting of shareholders.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Audit Committee.  During 2012, our Audit Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Audit Committee reviews and makes recommendations to the Board of Directors concerning our internal accounting procedures, reviews and consults with our independent accountants on the accounting principles and auditing practices used for our financial statements and makes recommendations to the Board of Directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The Board of Directors has determined that all members of our Audit Committee are independent under the rules of the NASDAQ Capital Market. As mentioned above, as the result of Mr. Kleeman’s death, we are no longer in compliance with NASDAQ’s Audit Committee” composition requirement. However, we intend to regain compliance prior to January 23, 2014. The Audit Committee held three meetings during 2012. The Audit Committee Charter is available on our website at www.paulsoninvestment.com.

Compensation Committee. During 2012, our Compensation Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Compensation Committee is primarily responsible for reviewing the compensation of our executive officers, including the Chief Executive Officer, and for administering our stock option plan. The Board of Directors has determined that all members of our Compensation Committee are independent under the rules of the NASDAQ Capital Market. The Compensation Committee did not hold any meetings during 2012. The Compensation Committee does not have a charter.

Nominating and Governance Committee. During 2012, our Nominating and Governance Committee consisted of Mr. Kleemann, Dr. Pratt (Chair) and Mr. Shoen. The Nominating and Governance Committee is responsible for i) nominating and recommending nominees for the Board of Directors and submitting the names of such nominees to the full Board of Directors for their approval; ii) evaluating the composition, size and governance of the Board of Directors and its committees and making recommendations regarding future planning and appointment of directors to the committees; and iii) establishing a policy for considering shareholder nominees for election to our Board of Directors. The Board of Directors has determined that all members of our Nominating and Governance Committee are independent under the rules of the NASDAQ Capital Market. The Nominating and Governance Committee did not hold any meetings during 2012. The Nominating and Governance Committee Charter is available on our website at www.paulsoninvestment.com.

Audit Committee Financial Expert

Our Board of Directors has determined that Shannon Pratt is the “audit committee financial expert”, as defined in Item 401(h) of Regulation S-K. Mr. Pratt is independent as that term is used in Section 240.14a-101 under the Exchange Act and as defined under NASDAQ Marketplace Rule 4200(a)(15).

Procedures for Selecting and Nominating Director Candidates

In evaluating the appropriate characteristics of candidates for service as a director, the Nominating and Governance Committee (the “Committee”) takes into account many factors. At a minimum, director candidates must demonstrate high standards of ethics, integrity and professionalism, independence, sound judgment, community leadership and meaningful experience in business, law or finance or other appropriate endeavor. In addition, the candidates must be committed to representing the long-term interests of our shareholders.

In addition to these minimum qualifications, the Committee also considers other factors it deems appropriate based on the current needs of the Board of Directors, including specific business and financial expertise currently desired on the Board of Directors and experience as a director of a public company. The Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Committee believe that it is essential that Board members represent diverse viewpoints. With these factors and characteristics in mind, the Committee will generally begin its search by seeking nominations from existing members of the Board of Directors and management. The Committee will also reassess the qualifications of a director, including the director’s past contributions to the Board of Directors and the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection to another term.

Our Board of Directors has adopted procedures by which shareholders may recommend nominees to the Board of Directors. The Committee will consider any director candidate recommended by shareholders on the same basis as it considers other director candidates. Shareholders may also submit a letter and relevant information about the candidate to the Secretary at Paulson Capital Corp., 1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon 97209.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Any shareholder may contact our Board of Directors (or any individual director) in writing by addressing the communication to: Board of Directors, Paulson Capital Corp., c/o Corporate Secretary, 1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon 97209.

DIRECTOR COMPENSATION

During 2012, each non-employee Director received $3,750 for each quarter of Board service. In addition, Dr. Pratt received $13,000 during 2012 for his assistance as a “financial expert.” Non-employee Directors are also reimbursed for travel and incidental expenses incurred for attending our Board of Director meetings. Mr. Chester L.F. Paulson and Mr. Charles L.F. Paulson have never received any additional compensation for their service on the Board of Directors. The following table summarizes compensation earned by non-employee members of our Board of Directors related to their 2012 service:

Name of Director	Fees earned or paid in cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Steve H. Kleemann	15,000	-	-	-	-	15,000

Shannon Pratt, D.B.A. (1)	15,000	-	-	-	13,000	28,000

Paul F. Shoen	15,000	-	-	-	-	15,000

Equity incentive awards outstanding at December 31, 2012 for each non-employee director were as follows:

Name	Option Awards (#)
Steve H. Kleemann	25,000
Shannon P. Pratt, D.B.A.	25,000
Paul F. Shoen	25,000

Code of Ethics

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics is posted at our Internet website, located at www.paulsoninvestment.com. Furthermore, if disclosure of an amendment or waiver to our code of ethics is required by Item 5.05 of Form 8-K, we intend to satisfy such disclosure either by timely filing a Form 8-K or by posting such information at the same Internet website.

EXECUTIVE OFFICERS

The following table identifies the executive officers of Paulson Capital Corp. and its operating subsidiary, Paulson Investment Company, Inc., as of June 28, 2013, the positions they hold and the year in which they became an employee. Officers are appointed by their respective Boards of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Employee Since
Chester L.F. Paulson	77	Chairman of the Board, President and Chief Executive Officer of Paulson Capital Corp.	1970

Jacqueline M. Paulson	74	Secretary and Treasurer of Paulson Capital Corp.	1970

Charles L.F. Paulson	59	Chairman of the Board of Paulson Investment Company, Inc.	1974

Trent Davis	45	President and CEO of Paulson Investment Company, Inc.	1991

Lorraine Maxfield	62	Senior Vice President, Corporate Finance, Paulson Investment Company, Inc.	1983

Murray Smith	42	Chief Financial Officer of Paulson Capital Corp. and Paulson Investment Company, Inc.	2006

There are no family relationships between our officers and directors other than the following:

●	Chester L.F. Paulson and Jacqueline M. Paulson are husband and wife;
●	Charles L.F. Paulson is the son of Chester L.F. Paulson and stepson of Jacqueline M. Paulson; and
●	Trent Davis is the son-in-law of Chester L.F. Paulson and Jacqueline M. Paulson.

For biographical information on Chester L.F. Paulson, Charles L.F. Paulson and Trent Davis, see “Election of Directors” above.

Jacqueline M. Paulson is the wife of Chester L.F. Paulson. Mrs. Paulson co-founded Paulson Investment Company, Inc. along with her husband, Chester Paulson, in 1970. From 1970 until 2009, Mrs. Paulson served as a Director for both Paulson Capital Corp. and Paulson Investment Company, Inc. Mrs. Paulson became Secretary and Treasurer of both Paulson Capital Corp. and Paulson Investment Company, Inc. in 1976. Mrs. Paulson earned a B.A. in Education from Linfield College and completed graduate coursework at the University of Washington.

Lorraine Maxfield joined Paulson Investment Company, Inc. in 1983 as a junior research analyst. In January 1993, Ms. Maxfield was promoted to Vice President of Research and, in March 1995, was promoted to Senior Vice President of Research. Subsequently, Ms. Maxfield was promoted to Senior Vice President, Corporate Finance. Ms. Maxfield worked as a junior high school teacher for seven years before joining Paulson, teaching classes in English literature, grammar, speech and drama. Ms. Maxfield attended the University of Oregon where she earned a B.A. in English and an M.A. in English Education, and later returned to the University of Oregon to earn her Master’s Degree in Business Administration. Ms. Maxfield is also a Chartered Financial Analyst (CFA). FINRA Licenses include: Series 7, 24 and 63.

Murray Smith became Chief Financial Officer for Paulson Capital Corp. and Paulson Investment Company, Inc. in September 2010. Since August 2006, Mr. Smith has managed Paulson Capital Corp.’s Sarbanes-Oxley compliance program and Rule 3012 Compliance. He also consulted on the profit sharing plan and other accounting projects. Mr. Smith began his career as an Auditor with Allegheny Teledyne Inc. from July 1993 to October 1996 and with Arthur Andersen LLP from November 1996 to December 2000. From January 2001 to July 2006, Mr. Smith served as the Compensation and Benefits Accounting Controller and Sarbanes-Oxley Compliance Manager for Intel Corporation. In addition, Mr. Smith has worked as Controller of Calypte Biomedical Corp., Sarbanes-Oxley Consultant for AVI BioPharma, Inc., and Chief Financial Officer for Jewett-Cameron Trading Company. Mr. Smith earned a B.A. in Business Administration from the University of Washington. He is a Certified Public Accountant (CPA) and Certified Fraud Examiner (CFE). FINRA Licenses include: Series 7, 27 and 66.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our (i) Principal Executive Officer (“PEO”); (ii) our two next most highly compensated executive officers, other than our PEO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation was greater than $100,000 (collectively, the PEO and our two next most highly compensated executive officers are herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)		Total ($)
Chester L.F. Paulson	2012	$114,000	$-	$-	$478	$12,000	(2)	$126,478
Chairman, President	2011	114,000	-	-	11,536	15,041		140,577
and CEO of Paulson Capital Corp. (“PEO”)	2010	114,000	-	-	40,209	33,005		187,214

Trent Davis	2012	72,000	50,000	-	35,658	-		157,658
President and CEO of	2011	60,000	-	-	151,293	9,901		221,194
Paulson Investment Company, Inc.	2010	58,742	-	-	178,095	25,128		261,965

Murray Smith	2012	135,480	11,290	-	-	-		146,770
CFO of Paulson Capital	2011	135,480	-	-	-	-		135,480
Corp. and Paulson Investment Company, Inc.	2010	53,536	-	-	-	$55,309	(3)	108,845

(1)	Represents commissions earned pursuant to performance-based compensation arrangements.
(2)	Mr. Chester L.F. Paulson received a $12,000 auto allowance in 2012.
(3)	Mr. Murray Smith received $55,309 in 2010 for consulting services performed as an independent contractor prior to becoming CFO in September 2010.

Compensation expense generally follows the increase or decrease in net revenues, reflecting the connection of incentive-based pay to our overall performance.

Our Board of Directors is responsible for establishing our compensation program. The Compensation Committee has been delegated by the Board of Directors to annually review the officer compensation program and approve appropriate modifications to the senior officer compensation packages. The Compensation Committee is responsible for establishing the compensation of the CEO and reviews and approves the recommendations of the CEO regarding compensation and incentive packages of other senior executive officers. The Compensation Committee does not delegate this authority and we do not use compensation consultants.

Employment Agreements

None of the named executive officers are covered by formal employment agreements.

Termination of Employment and Change-In-Control Agreements

None of the named executive officers are covered by formal agreements to provide special compensation or benefits upon termination of employment or a change-in-control.

Equity Awards during Fiscal 2012

There were no options granted during the fiscal year ended December 31, 2012.

Outstanding Equity Awards at December 31, 2012

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($/Sh.)	Option Expiration Date
Chester L.F. Paulson	-	-	-
Trent Davis	15,000	$1.13	06/30/16
Murray Smith	5,000	$1.13	06/30/16

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

This report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any of Paulson Capital Corp.’s filings under the Securities Act of 1933 or the Exchange Act, except to the extent Paulson Capital Corp. specifically incorporates this report by reference herein.

Submitted by the Audit Committee of the Board of Directors:

Mr. Steve Kleemann

Dr. Shannon Pratt (Chair)

Mr. Paul Shoen

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Peterson Sullivan LLP served as our independent registered public accountants for the fiscal years ended December 31, 2012 and December 31, 2011. We utilize the services of Grant Thornton LLP for our tax services. A representative of Peterson Sullivan LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate shareholder questions.

Principal Accounting Firm Fees

We paid the following fees for services performed by Peterson Sullivan LLP in 2012 and 2011:

	2012	% Pre- approved by Audit Committee	2011	% Pre- approved by Audit Committee
Audit Fees(1)	$77,739	100%	$78,264	100%
Audit Related Fees	-	-	-	-
Tax Fees	-	-	-	-
All Other Fees	-	-	-	-
	$77,739		$78,264

(1)

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee engages the Independent Registered Public Accountants to audit the financial statements of Paulson Capital Corp. Management approves the tax services that are provided by a separate independent registered public accounting firm. Any audit-related or other services required by an independent registered public accounting firm will be discussed with, and approved by, the Audit Committee as needed. The Audit Committee has determined that this practice is compatible with maintaining the principal accountant’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2012, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2012, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2012, all directors, executive officer and persons who own more than 10% of our common stock complied with the requirements of Section 16(a), except for Shannon Pratt, Director, who filed a late Form 4 disclosing three purchase transactions of common shares.

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PROPOSAL 3— AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED CAPITAL STOCK OF THE COMPANY FROM 10,000,000 SHARES COMMON STOCK, NO PAR VALUE PER SHARE, AND 500,000 SHARES OF PREFERRED STOCK, NO PAR VALUE PER SHARE, TO 90,000,000

SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, AND 30,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE

The Company’s Articles of Incorporation authorize the issuance of 10,000,000 shares of Common Stock, no par value, and 500,000 shares of Preferred Stock, no par value. On June 19, 2013, the Board of Directors of the Company approved the amendment and restatement of the Articles of Incorporation to increase the authorized number of shares of Common Stock to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of Preferred Stock, $0.0001 par value per share, subject to shareholder approval. In addition to the other changes described, the amendment and restatement of the Articles of Incorporation has the effect of eliminating the prior restriction on the Company that all Preferred Stock be designated as non-voting stock.

Purpose and Effect of the Amendment

The Company currently has 10,000,000 authorized shares of Common Stock and 500,000 shares of Preferred Stock. As of July 31, 2013, the Company had 6,054,758 shares of Common Stock issued and outstanding and 500,000 shares of Preferred Stock issued and outstanding, all of which have been designated as “Series A Convertible Preferred Stock.” The Company has reserved approximately 218,500 shares of Common Stock for potential future issuance pursuant to the Company’s outstanding options.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock and Preferred Stock available in order to provide flexibility for corporate action in the future. Notwithstanding the foregoing, except in connection with the reserved shares described above and the shares issuable as described under the heading “Proposed Financing and Restructuring”, as discussed further in Proposal 6 herein, the Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock and Preferred Stock, although opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without first offering those shares to the shareholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate interest in the Company of each share.

The increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

A copy of the proposed Amended and Restated Articles of Incorporation is attached hereto as Appendix A. The Amended and Restated Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Oregon as required by the Oregon Revised Statutes if filed by the Company, which will only happen if this Proposal 3 and Proposal 4 are approved. If Proposal 3 is approved but Proposal 4 is not, the Amended and Restated Articles will be revised before filing to remove all references to the ability of the Board of Directors to issue shares of Preferred Stock without shareholder approval. In the event that Proposal 7 is approved, the Company will not file the Amended and Restated Articles of Incorporation and instead will file the Certificate of Incorporation described in Proposal 7 with the Secretary of State of the State of Delaware, and become a Delaware corporation, as described therein, and in such case the Delaware Bylaws will be adopted.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4— AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO DESIGNATE 30,000,000 SHARES OF PREFERRED STOCK AS “BLANK CHECK” PREFERRED STOCK

The Company’s Articles of Incorporation authorize the issuance of 10,000,000 shares of Common Stock, no par value, and 500,000 shares of Preferred Stock, no par value. On June 19, 2013, the Board of Directors of the Company approved the amendment and restatement of the Articles of Incorporation to increase the authorized number of shares of Common Stock to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of “blank check” Preferred Stock, $0.0001 par value per share, subject to shareholder approval. In addition to the other changes described, the amendment and restatement of the Articles of Incorporation has the effect of eliminating the prior restriction on the Company that all Preferred Stock be designated as non-voting stock.

Purpose and Effect of the Amendment

The Company currently has 10,000,000 authorized shares of Common Stock and 500,000 shares of Preferred Stock. As of July 31, 2013, the Company had 6,054,758 shares of Common Stock issued and outstanding and 500,000 shares of Preferred Stock issued and outstanding, all of which have been designated as “Series A Convertible Preferred Stock.” The Company has reserved approximately 218,500 shares of Common Stock for potential future issuance pursuant to the Company’s outstanding options.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock and Preferred Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Director's discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in holding special meetings of the shareholders to approve such amendments.

Notwithstanding the foregoing, except in connection with the reserved shares described above and the shares issuable as described under the heading “Proposed Financing and Restructuring”, as discussed further in Proposal 6 herein, the Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock and Preferred Stock, although opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the shareholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate interest in the Company of each share.

The increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

A copy of the proposed Amended and Restated Articles of Incorporation is attached hereto as Appendix A. The Amended and Restated Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Oregon as required by the Oregon Revised Statutes if filed by the Company. If Proposal 7 is approved, the Company will not file the Amended and Restated Articles of Incorporation and instead will file the Certificate of Incorporation described in Proposal 7 with the Secretary of State of the State of Delaware, and become a Delaware corporation, as described therein, and in such case the Delaware Bylaws will be adopted.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5— REVERSE STOCK SPLIT OF OUR CAPITAL STOCK

Our Board of Directors has adopted resolutions (1) declaring that effecting a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding capital stock is advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our shareholders, the Reverse Stock Split proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding Common Stock at any time prior to 18 months from the date of approval by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a number within this range as determined by our Board of Directors, in its sole discretion. If approved by the shareholders, implementation of the Reverse Stock Split will not occur before consummation of the proposed private placement described in Proposal 6 under the heading “Proposed Financing and Restructuring.” We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders. In the event the Reverse Stock Split is authorized, the Board of Directors will have the authority to effectuate the split, and to amend the Articles of Incorporation or Certificate of Incorporation (if Proposal 7 is approved) in order to satisfy the state law requirements, if necessary, to effectuate the Reverse Stock Split. It is not contemplated that the Articles of Incorporation or Certificate of Incorporation (if Proposal 7 is approved) would be amended to proportionately reduce the authorized number of shares; thus, the Reverse Stock Split would result in significantly more shares being available for issuance by the Company. Any such issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate interest in the Company of each share. The Board of Directors will have the authority to determine the exact ratio of the Reverse Stock Split, and the effect on all classes of the Company’s capital stock and convertible securities.

In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our capital stock and convertible securities outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•

requirements of NASDAQ or any other exchange on which the Company’s Common Stock is then listed or sought to be listed and the minimum share price requirements for original listing or continued listing; and

•	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than ten shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The amendment to our Company’s Articles of Incorporation or Certificate of Incorporation (if Proposal 7 is approved) to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board of Directors is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s charter, which will be the Articles or Certificate of Incorporation with the Secretary of State of the State in which we are incorporated (which currently is Oregon but upon approval of Proposal 7 would be Delaware).  The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State in which we are incorporated by the close of business 18 months following the approval date, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of ten shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of July 31, 2013, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	3,027,379
1-for-3	2,018,253
1-for-4	1,513,690
1-for-5	1,210,952
1-for-6	1,009,126
1-for-7	864,965
1-for-8	756,845
1-for-9	672,751
1-for-10	605,476

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that, as described below in “— Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NASDAQ Capital Market under the symbol “PLCC” subject to any decision of our Board of Directors to list our securities on an alternate stock exchange or any change of name and symbol.

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).  No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we intend to pay cash as follows:

•	If a shareholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the shareholder’s account with the organization holding the shareholder’s shares.

•

If the shareholder’s shares are registered directly in the shareholder’s name, payment for the fractional shares will be made by check, sent to the shareholder directly from our transfer agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•

The average closing sales price of our Common Stock as reported on the exchange on which our Common Stock is then listed for the five trading days preceding the effective date of the reverse stock split; by

•	The amount of the fractional share.

Those shareholders who hold less than the number of shares set forth in the Reverse Stock Split ratio would be eliminated as a result of the payment of fractional shares in lieu of any fractional share interest in connection with the Reverse Stock Split.   The Board reserves the right to aggregate all fractional shares for cash and arrange for their sale, with the aggregate proceeds from such sale being distributed to the holders of fractional shares on a pro rata basis.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

Consummation of the Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain at no par value per share (subject to the approval of the amended and restated Articles of Incorporation set forth in Proposal 2 or the approval of the Company’s reincorporation to Delaware set forth in Proposal 7, either of which will have the effect of changing the par value of our capital stock to $0.0001 per share).  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Oregon and Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

*    *    *

PROPOSAL 6— AUTHORIZATION TO ISSUE SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS

IN ACCORDANCE WITH NASDAQ LISTING RULE 5635

Our Common Stock is currently listed on The NASDAQ Capital Market and we are subject to the listing rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) requires us to obtain shareholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We intend to seek additional capital to implement our business strategy, engage in potential acquisitions and new business initiatives and enhance our overall capitalization. We are seeking shareholder approval for the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more capital-raising transactions, or offerings, in which:

●

The aggregate number of shares issued in the offerings may exceed 20% of our Common Stock outstanding, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock); and

●	The offerings will occur, if at all, on or before 18 months following the date of approval.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our Common Stock.  The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.  The level of potential dilution cannot be determined at this time. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future. If the issuance of Common Stock pursuant to the offerings or business acquisition will result in a “change in control” (as used in NASDAQ Listing Rule 5635), shareholder approval of the offerings will also constitute approval of any change of control for the purposes of NASDAQ Listing Rule 5635 and other rules and no additional shareholder approval may be required or sought.

We cannot determine what the actual net proceeds of the offerings will be until they are completed. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes, including working capital.

We currently have made arrangements regarding a proposed financing for cash that is subject to approval of this Proposal 6.We cannot predict whether we will be successful should we seek to raise capital through this or any other offering, although presently $5,250,000 of investor funds have been deposited in escrow, as described below.

Assuming a quorum is present at the Annual Meeting, approval of these prospective securities offerings requires the affirmative vote of a majority of the total votes cast on this matter, in accordance with NASDAQ Listing Rule 5635(e)(4).

Proposed Financing and Restructuring

On July 25, 2013, the Company entered into a series of agreements intended to secure investment in the Company of $5,250,000 (the “Investment Funds”), subject to satisfaction of certain conditions (the “Agreements”), by DKR Ventures, a Delaware limited liability company, and Hudson Bay Master Fund Ltd., a Cayman Islands limited partnership (the “Investors”), in a private placement transaction intended to be exempt from registration under the Securities Act of 1933, as amended. The Agreements, the securities underlying the Unit (as defined below) and the Investment Funds have been placed in escrow pending satisfaction of the conditions for closing of the transactions. One of the principal conditions is approval by our shareholders of Proposal 6 and satisfaction of NASDAQ Rules related to the financing. If Proposal 6 is not approved, the escrow will be released, all documents will be returned, the securities underlying the Unit will be returned to the Company for cancellation, and the Investment Funds will be returned to the investors.

Upon the approval of Proposal 6, our shareholders will have agreed to the closing of the transactions contemplated under the Agreements, including the issuance of in excess of 20% of the Company’s issued and outstanding Common Stock, calculated on a pre-financing basis in satisfaction of NASDAQ Listing Rule 5635 (as further discussed below), and we may continue to pursue efforts and consummate one or more additional non-public offerings or issuances. The Board of Directors reserves the right to amend, change or supplement the below terms, including the terms of any security instrument described below, in its absolute discretion, including, but not limited to, the number of securities offered, the warrant coverage, or the exercise or conversion prices of any derivative securities, in order to satisfy initial or continued listing standards for minimum value of publicly-held common stock outstanding required by any exchange on which the Company's Common Stock is then traded or intended to be traded. In no event, however, shall the number of shares of Common Stock and Common Stock equivalents issued in the Financing (as defined below) exceed the effective number of shares of Common Stock and Common Stock equivalents covered by this Proposal for which shareholder approval is sought (22,500,000 shares).

The Agreements provide that the Company will consummate a private placement (the “Financing”) pursuant to on or more Subscription Agreements (the “Subscription Agreement(s)”) for the sale of a unit (the “Unit”), or any portion thereof, consisting of (i) 287,773 shares of our Common Stock; (ii) 500,000 shares of Series A Preferred Stock (the “Series A Preferred Stock”), each convertible into 2.305640603 shares of Common Stock; (iii) a Class A Warrant (the “Class A Warrant”), exercisable for up to 7,500,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”); and (iv) a Class B Warrant (the “Class B Warrant”), exercisable for up 13,559,401 shares of Series B Preferred Stock.  Such amounts are subject to adjustment if required to satisfy one or more requirements of NASDAQ or the SEC. The closing of the Financing will be subject to approval by our shareholders in accordance with Rule 5635(d) of the NASDAQ Listing Rules. On a fully diluted basis, the issuance of the total number of shares of Common Stock and Common Stock equivalents covered by this Proposal will result in a change of control.

The Unit will be sold (in whole or in part) to one or more accredited investors at a purchase price of $5,250,000 for one full Unit. Net proceeds of the sale of the Unit will be used for general corporate purposes, including working capital.

Under NASDAQ Listing Rule 5635, the Company may not issue securities representing more than 19.99% of its outstanding Common Stock prior to shareholder approval. The Company also does not currently have any shares of Series B Preferred Stock authorized pursuant to the Articles of Incorporation. Accordingly, the Company may not issue any shares of Common Stock under the Units in excess of 19.99% of the outstanding shares of Common Stock, issue any shares of Series B Preferred Stock or release the escrow (as described below) unless Proposal 6 and Proposal 3 shall be approved by the affirmative vote of the shareholders of the Company. However, if Proposal 7 is approved, the shares of Common Stock and Series B Preferred Stock to be issued will be issued pursuant to and as authorized for issuance under the Certificate of Incorporation of the Company, as a Delaware corporation, pursuant to the laws of the State of Delaware. If Proposal 6 and either Proposals 3 and 4 or Proposal 7 is not approved, all funds will be returned to investors pursuant to the escrow agreement (as described below). In order to comply with NASDAQ Listing Rule 5635 and the limitations under the Articles of Incorporation presently in effect, the Company has issued to the Investors a Class A and a Class B Warrant, which may not be exercised for six months from the date of issuance, and if exercised shall be exercisable for such number of shares of the Series B Stock as are set forth in the Class A and Class B Warrant. As more fully described below, Series B Stock is subject to conversion and voting limitations.

The Unit

The Unit consists of (i) 287,773 shares of Common Stock; (ii) 500,000 shares of Series A Preferred Stock; (iii) a Class A Warrant to purchase up to 7,500,000 shares of Series B Preferred Stock; and (iv) a Class B Warrant to purchase up to 13,559,407 shares of Series B Preferred Stock. The Unit is governed by a “most favored nations” provision pursuant to which the Company will be obligated (with certain exceptions) to issue additional Units to the investor(s) in the event the Company issues securities at a per share price less than $0.35 per share of Common Stock (prior to giving effect to any Reverse Split). Additionally, the holder of the Unit has the right to participate in future offerings of securities by the Company for a period of twenty four (24) months and the Company will be required to file a registration statement covering the resale of the securities underlying the Unit within 180 days from the closing of the sale of the Unit.

Series A Preferred Stock

Each share of Series A Preferred Stock has a stated value of $0.806974 per share (the “Stated Value”) and a conversion ratio of 2.305640603 per share of Common Stock, equal to a purchase price of $0.35 per share of Common Stock, subject to adjustment (the “Conversion Price”), which is lower than a recent market (closing) price of Common Stock of $1.34 on August 19, 2013 on the NASDAQ Capital Market (disregarding the value of any Warrants). Each share of Series A Preferred Stock is convertible into shares of Common Stock, calculated by dividing the aggregate Stated Value of the shares being converted by the Conversion Price. Upon the liquidation, dissolution or winding up of the business of the Company, each share of Series A Preferred Stock shall be entitled to receive a preferential amount in cash equal to the Stated Value. The holder of the Series A Preferred Stock may not convert such shares to the extent such conversion would cause the holder to beneficially own in excess of 4.99% of the Company’s issued and outstanding Common Stock, subject to the holder’s discretional increase to 9.99% on 61 days’ notice to the Company. The Conversion Price of the Series A Preferred Stock is subject to adjustment in certain instances, including stock splits, dividends and subdivision of the Common Stock. Additionally, in the event the Company issues securities at a per share price that is less than the Conversion Price then in effect, the conversion price will be adjusted to such lower priced issuance. The Shares of Series A Preferred Stock are non-voting inasmuch as they are issued under the Articles of Incorporation which do not provide for voting of Preferred Stock. Upon approval of Proposals 3 and 4, the rights afforded the Series A Preferred Stock will continue, and the Series A Preferred Stock shall remain outstanding following the amendment of the Company’s Articles of Incorporation. Upon approval of Proposal 7, and the reincorporation of the Company into the State of Delaware, the Series A Preferred Stock will be re-issued under the Certificate of Incorporation with the same terms and provisions as applicable under the Articles of Incorporation, however the Company may elect to provide voting rights in any Certificate of Designation therefor.

Series B Preferred Stock

Each share of Series B Preferred Stock will be convertible into one share of Common Stock and have a stated value of $0.35 per share (the “Stated Value”) and a conversion ratio equal to one share of Common Stock for each share of Series B Preferred Stock outstanding, equal to a purchase price of $0.35 per share of Common Stock, subject to adjustment (the “B Conversion Price”), which is lower than the current market (closing) price of Common Stock of $1.32 on August 13, 2013 on the NASDAQ Capital Market (disregarding the value of any Warrants). Upon the liquidation, dissolution or winding up of the business of the Company, each share of Series B Preferred Stock shall be entitled to receive a preferential amount in cash equal to the Stated Value. The holder of the Series B Preferred Stock may not convert such shares to the extent such conversion would cause the holder to beneficially own in excess of 4.99% of the Company’s issued and outstanding Common Stock, subject to the holder’s discretional increase to 9.99% on 61 days’ notice to the Company. The conversion ratio of the Series B Preferred Stock is subject to adjustment in certain instances, including stock splits, dividends and subdivision of the Common Stock. The shares of Series B Preferred Stock will be entitled to one vote per share, with such voting rights subject to the beneficial ownership limitations set forth therein, and will vote together as a class with the Common Stock. Upon approval of Proposal 3, the Company intends to authorize up to 30 million shares of “blank check” preferred stock, and, accordingly, no shares of Series B Preferred Stock will be issuable until the Company obtains such approval. Instead, the Company has issued a Series A Warrant that is exercisable into 7,500,000 shares of Series B Preferred Stock and a Series B Warrant that is exercisable into 13,559,407 shares of Series B Preferred Stock if and when authorized by shareholders by approval of Proposal 3, as more fully described below. Unlike the Company’s present Articles of Incorporation, which do not provide for the issuance of any voting preferred stock, the Series B Preferred Stock will be issued with voting rights. The Company does not currently have any shares of Series B Preferred Stock authorized and may not issue any shares of Series B Preferred Stock unless Proposal 6 and either Proposals 3 and 7 or Proposal 7 shall be approved by the affirmative vote of the shareholders of the Company such approvals are a condition to the release of the Units from escrow. Upon approval of Proposal 7, and the reincorporation of the Company into the State of Delaware, the Series B Preferred Stock will be re-issued under the Certificate of Incorporation with the same terms and provisions as applicable under the Articles of Incorporation.

The Class A Warrant

The Class A Warrant is exercisable beginning on the date that is six months following the date of issuance and ending on the date that is five years thereafter. The Class A Warrant is exercisable for up to 7,500,000 shares of Series B Preferred Stock at a per share exercise price of $0.80 and may be exercised, in whole or in part, by means of a “cashless exercise.” The exercise price is subject to adjustment in certain instances, including stock splits, dividends and subdivision of the Common Stock. Additionally, in the event the Company issues securities at a per share price that is less than the exercise price then in effect, the exercise price will be adjusted to such lower priced issuance. If the Company has not obtained the requisite shareholder approval sought by Proposal 6, the Company may not issue, upon exercise of the Class A Warrant, a number of shares of Common Stock which, when aggregated with any other shares of Common Stock issued in the Financing or underlying securities issued in the Financing, would exceed 19.99% of the issued and outstanding shares of Common Stock of the Company, which in such case would be all of the shares of Common Stock issuable under the Class A Warrant upon conversion of the Series B Preferred Stock into which the Warrant is convertible. Each Class A Warrant may be amended upon the affirmative approval of 51% of the shares into which the Class A Warrant is then convertible. The Company does not currently have any shares of Series B Preferred Stock authorized and may not issue any shares of Series B Preferred Stock unless Proposals 3 and 4 or Proposal 7 shall also be approved by the affirmative vote of the shareholders of the Company. Accordingly, the Unit will not be released from escrow in the event that Proposals 3 and 4 or Proposal 7 is not approved by the affirmative vote of shareholders. Upon approval of Proposal 7, and the reincorporation of the Company into the State of Delaware, the Class A Warrant would be convertible into Series B Preferred Stock as may be issued under the Certificate of Incorporation with the same terms and provisions as applicable under the Articles of Incorporation.

The Class B Warrant

The Class B Warrant is exercisable beginning on the date that is six months following the date of issuance and ending on the date that is two years thereafter. The Class B Warrant is exercisable for up to 13,559,407 shares of Series B Preferred Stock. The purchase price of one share of Common Stock underlying the Class B Warrant is deemed to be $0.35 without any payment of consideration by the Holder upon exercise. Notwithstanding the foregoing, if Proposals 6 and either Proposal 3 and 4 or Proposal 7 is approved by the shareholders, the Class B Warrant shall automatically, and without further action on the part of the holder, be converted into 13,559,407 shares of Series B Preferred Stock without the payment of any exercise fee or additional consideration to the Company. The exercise price is subject to adjustment in certain instances, including stock splits, dividends and subdivision of the Common Stock. Additionally, in the event the Company issues securities at a per share price that is less than the exercise price then in effect, the exercise price will be adjusted to such lower priced issuance (provided only one adjustment shall be made for any event requiring such adjustment). If the Company has not obtained the requisite shareholder approval sought by approval of Proposal 6, the Company may not issue, upon exercise of the Class B Warrant, a number of shares of Common Stock which, when aggregated with any other shares of Common Stock issued in the Financing or underlying securities issued in the Financing, would exceed 19.99% of the issued and outstanding shares of Common Stock of the Company which in such case would be all of the shares of Common Stock issuable under the Class B Warrant upon conversion of the Series B Preferred Stock into which the Warrant is convertible. Each Class B Warrant may be amended upon the affirmative approval of 51% of the shares into which the Class B Warrant is then convertible. The Company does not currently have any shares of Series B Preferred Stock authorized and may not issue any shares of Series B Preferred Stock unless Proposals 3 and 4 and/or Proposal 7 shall also be approved by the affirmative vote of the shareholders of the Company. Accordingly, the Unit will not be released from escrow in the event that Proposals 3 and 4 or Proposal 7 is not approved by the affirmative vote of shareholders. Upon approval of Proposal 7, and the reincorporation of the Company into the State of Delaware, the Class B Warrant would be convertible into Series B Preferred Stock as may be issued under the Certificate of Incorporation with the same terms and provisions as applicable under the Articles of Incorporation.

Escrow Agreement

In connection with the Financing, the Company and the Investors entered into an escrow agreement with a third-party escrow agent (the “Escrow Agreement”) pursuant to which the securities underlying the Unit and the purchase price of the Unit have been placed in escrow. If the escrow agent is not notified within 90 days of the date of the Escrow Agreement that the conditions to release of the escrow have been satisfied, the purchase price and the securities underlying the Unit shall be returned to the investor and the Company, respectively, unless such date is extended by the Company, the investor(s) and the escrow agent. The conditions to release of the escrow include: (a) the affirmative vote of the shareholders of the Company for this Proposal 6 (and Proposals 3 and 4 or Proposal 7); (b) the Company not having received any notice of delisting of its securities by NASDAQ or any other notification by NASDAQ that it is otherwise not in compliance with its rules and regulations; (c) the application for the Listing of Additional Securities covering the securities underlying the Unit having been approved by NASDAQ; and (d) the Company having delivered a certificate signed by an officer of the Company, and acknowledged by each of the investors, certifying that, as of the date the escrowed funds are released from the escrow account, the representations and warranties contained in Section 4 of the Subscription Agreement(s) and on Schedule II attached to the Escrow Agreement are true and accurate in all respects.

Interest Preservation Agreement

On July 25, 2013, the Company and, DKR Ventures, LLC, the lead investor in the Financing, entered into an Interest Preservation Letter Agreement pursuant to which the Company and the investor agreed if, within eighteen (18) months from the release from escrow of the securities underlying the Units to the purchasers and the purchase price to the Company, the Company consummates an acquisition in which it issues additional securities as payment therefor, which has the effect of causing the Legacy Shareholders (as defined below) to hold, in the aggregate, less than 5.5% of the outstanding capital stock of the Company (the “Target Percentage”), then the Company shall issue to the Legacy Shareholders, for no additional payment, pro rata in proportion to their interests on the Record Date, that number of shares of the Company's Common Stock necessary for the Legacy Holders to hold, collectively, the Target Percentage.

Formation of Liquidating Trust

In connection with the proposed Financing, our Board of Directors has approved a plan whereby prior to the release of the escrow, an irrevocable liquidating trust (the “Trust”) will be created and the shareholders of our Common Stock of record as of the Record Date (the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in our Common Stock. The Trust will hold the majority of the assets currently held by Paulson Investment Company, Inc. (“PIC”), our operating subsidiary through which the business of the Company is currently conducted, and will hold an option to purchase the Company's remaining interest in PIC. It is contemplated that the Trust Assets (as described below) will be liquidated and distributed to the Legacy Shareholders over time.

The Board of Directors has not yet identified the specific direction the Company will take. The proposals to be voted upon, in particular Proposal 4, 5, and 6, are designed to provide the Company with flexibility for future corporate action, including but not limited to possible acquisitions of or mergers with other companies in various industries, financings, investment opportunities, stock splits and dividends.

The Company believes that operation of the broker-dealer business may not be the best way to maximize the Company's potential in the long term. The contemplated restructuring of the broker-dealer business is in response to the changing dynamics in capital formation for small public companies in the last several years. Over the years, PIC's core competency has been raising money for microcap companies in the public market. Unfortunately, macroeconomic conditions have made this strategy very difficult in recent years. PIC believes that going forward it needs to expand its investment banking capabilities to include early- and late-stage private financings as well. As part of the restructuring, it is contemplated that the broker-dealer operations will be initially owned 25% by the Company and 75% by management of PIC and outside investors; the 25% retained interest is expected to be sold and the proceeds added to the Trust. The Financing is intended to be the first step in a process of redirecting the Company's focus to a business model that the Company believes will generate better returns for shareholders.

In order to preserve for the Legacy Shareholders the value inherent in the assets currently held by PIC, it is contemplated that the majority of the assets (or the proceeds derived therefrom), currently primarily consisting of underwriter warrants, trading and investment securities, an insurance policy on the life of the founder of the Company, and cash and accounts receivables (the “Trust Assets”), will, immediately prior to the divestiture of the broker-dealer operations, be distributed to the Company, to be held in trust for the benefit of the Legacy Shareholders. As beneficial owners of the Trust, the Legacy Shareholders would continue to have ownership rights in the Trust Assets; on the other hand, anyone who purchases our Common Stock in the open market after the Record Date will have no rights to any of the assets of PIC, including the Trust Assets, with respect to the securities so purchased. The Trust Assets will vary substantially, depending on factors such as economic and market conditions.

Prior to the divestiture of PIC's broker-dealer operations, the Company will create the Trust and transfer the Trust Assets into it. The Company will not have access to the Trust Assets, but they will be subject to the claims of the Company’s general creditors. This will result in the Trust being a “grantor trust,” and it will be disregarded as separate from the Company solely for income tax purposes. As a valid irrevocable trust under state law, the Trust Assets will not be owned by the Company; however, the funding of the Trust will not be considered a dividend at that time due to the possibility of the Company's creditors reaching the Trust Assets prior to their distribution to the Legacy Shareholders.

The Trust will provide for distribution of sale proceeds to the Legacy Shareholders when a Trust Asset is liquidated. At the time of sale, the Company will have income equal to the sale proceeds received in excess of the Company’s basis in the asset and the Company will be liable for any tax due. Any taxes for which the Company is obligated as a result of the liquidation of Trust Assets will be paid by the Trust out of Trust Assets. The distribution of the sale proceeds to the Legacy Shareholder will be a dividend to the Legacy Shareholder at the time of the distribution, creating corresponding tax liability for a dividend received. Because the Trust Assets were irrevocably placed in trust at a time when the Company could have distributed them as dividends to the Legacy Shareholders under state law, we believe, but cannot guarantee, that the ultimate distribution of the sale proceeds to the Legacy Shareholders should not be restricted if the Company itself would not be permitted to pay a dividend at that time due to state law limitations. If, in fact, the placement of the Trust Assets in the Trust does not overcome the state law restrictions on the payment of dividends (which restrictions are described below under “PROPOSAL 7— Comparison of Oregon and Delaware Corporation Laws - Dividends, Distributions and Stock Repurchases”), it is possible that the Company may not be able to distribute all or any portion of the sale proceeds when a Trust Asset is liquidated. In that event, the sales proceeds would be retained by the Trust until such time, if any, that the Company is legally permitted to distribute the proceeds as a dividend to the Legacy Shareholders.

Indemnification Agreements

On July 25, 2013, the Company and PIC entered into a series of Indemnification Agreements pursuant to which PIC agreed to indemnify the Company and the investors in the Financing (collectively, the “Indemnitees”) against any losses incurred by the Indemnitees as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in the Subscription Agreement, the Indemnification Agreements or any other certificate, instrument or document contemplated thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Subscription Agreement or any other certificate, instrument or document contemplated thereby, (c) any cause of action, suit or claim brought or made against the Company or the investors in the Financing by a third party arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Subscription Agreement or any other certificate, instrument or document contemplated hereby or thereby, (d) any cause of action, suit or claim brought or made against the Company or the investors in the Financing by any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government arising out of or resulting from the conduct of PIC, or (e) any claims brought by a third party as a result of alleged actions by PIC in the form of securities arbitrations, lawsuits or other manner.

 In order to assure the availability of funds to satisfy the payment of indemnification obligations under the Indemnification Agreements, PIC shall deposit $250,000 in a segregated bank account, such funds to remain on deposit for 12 months from the date of release of the Investment Funds from escrow. The Investment Funds will be available to settle any claim, and will be under the exclusive control of the Company and an agent appointed by the Company for purposes of the Indemnification Agreements, on and following the date of release of the Investment Funds from escrow. In addition, PIC shall pay or set aside a sufficient portion of the Trust Assets or pay directly from the Liquidating Trust for such period as is required to secure and maintain coverage for a period of two years following the date of release of the Investment Funds from escrow under (A) a policy providing for officers' and directors' liability no less favorable and in no lower amounts as is presently provided, and (B) its existing errors and omissions policy. Such obligation may be satisfied by prepayment or deposit in the segregated bank account.

Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 6.

*    *    *

PROPOSAL 7— APPROVAL OF THE CHANGE IN THE COMPANY’S STATE OF INCORPORATION TO DELAWARE FROM OREGON

Background

At the Annual Meeting, shareholders will consider and vote upon a proposal (the “Reincorporation Proposal”) to change the state of incorporation of the Company to Delaware from Oregon (the “Reincorporation”) by adoption of the Agreement and Plan of Merger (the “Merger Agreement”), attached as Appendix B to this Proxy Statement.

The Merger Agreement provides for the merger (the “Merger”) of the Company into Paulson Capital (Delaware) Corp. (the “Reincorporation Subsidiary”). The Reincorporation Subsidiary is a wholly owned subsidiary of the Company formed under the laws of Delaware solely for the purpose of reincorporating the Company in Delaware.

Prior to the Merger, the Reincorporation Subsidiary will have no operating history, assets, or liabilities. At the Effective Time of the Merger (as defined in the Merger Agreement), the name of the Reincorporation Subsidiary will be changed to “Paulson Capital Corp.” After the Effective Time of the Merger, the Company will be governed by the certificate of incorporation and bylaws of the Reincorporation Subsidiary, which are substantially similar to the governing documents of the Company, except as described in this proxy statement. The Merger will not change the business or management of the Company. The following discussion summarizes key aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Appendix B, the Reincorporation Subsidiary’s certificate of incorporation (the “Certificate of Incorporation”), attached as Appendix C, and the Reincorporation Subsidiary’s bylaws (the “Bylaws”), attached as Appendix D.

General

The proposed Reincorporation will be accomplished by merging the Company into the Reincorporation Subsidiary, with the Reincorporation Subsidiary surviving. Concurrently with the Merger, the Reincorporation Subsidiary will amend its Certificate of Incorporation to change its name to Paulson Capital Corp.

Pursuant to the Merger Agreement, at the Effective Time of the Merger, each outstanding share of Common Stock and preferred stock of the Company will automatically be converted into one share of Common Stock and one share of preferred stock, respectively, of the Reincorporation Subsidiary. Each outstanding certificate representing either shares of the Company’s Common Stock or preferred stock will continue to represent the same number of shares of Common Stock or preferred stock, respectively, of the Reincorporation Subsidiary. It will not be necessary for shareholders to exchange existing Oregon stock certificates for Delaware stock certificates.

Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, or location of the principal executive offices, assets or liabilities of the Company. The Reincorporation Subsidiary’s Board of Directors will consist of the same individuals who serve as directors of the Company at the time of the Reincorporation. Each of the officers of the Reincorporation Subsidiary is now serving as an officer of the Company.

The Company’s employee benefit plans and arrangements will be continued by the Reincorporation Subsidiary upon the terms and subject to the conditions now in effect.

The Company’s Common Stock will continue to be traded on the NASDAQ Capital Market without interruption under the same symbol (PLCC) as at present. Delivery of Company Common Stock certificates will continue to constitute “good delivery” for transactions following the Merger. The Reincorporation Subsidiary will succeed to all the assets and liabilities of the Company. The stated purposes of the Reincorporation Subsidiary, as set forth in its Certificate of Incorporation, will permit the Company in the future to enter into any lawful business activity, with such power and authority as is equivalent to the Company’s current status under the Oregon Business Corporation Act (“OBCA”) and the Company’s current Articles of Incorporation. The Reincorporation will not change the financial condition of the Company and will involve only the Company and a wholly owned subsidiary of the Company formed for the sole purpose of the Reincorporation. If shareholders approve the Reincorporation Proposal, the Reincorporation will be completed at a time that the Boards of Directors of the Company and the Reincorporation Subsidiary determine is advisable. The Merger will take effect on the date upon which the Merger Agreement is filed with the offices of the Secretaries of State of the states of Oregon and Delaware, which filing is anticipated to be as soon as practicable after approval of the Merger Agreement by the Company’s shareholders.

Purposes of the Reincorporation

The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company’s state of incorporation from Oregon to Delaware. The Reincorporation is intended to cause, and will have the effect of causing, the Company to be governed by the Delaware General Corporation Law (“DGCL”) rather than by the OBCA. Delaware has historically been a leader in adopting and interpreting comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Companies choosing to incorporate or reincorporate in Delaware commonly cite the following as reasons for their decision:

●	the measure of predictability afforded to Delaware corporations from the body of case law interpreting the DGCL;

●	the certainty afforded by the well-established principles of corporate governance;

●	the sophistication and flexibility of the DGCL;

●	the level of experience, speed of decision-making and degree of sophistication and understanding of the Delaware Court of Chancery; and

●

the responsiveness of the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware Bar to meet changing business needs.

Comparison of Oregon and Delaware Corporation Laws and Current Oregon Articles of Incorporation and Bylaws and Proposed Delaware Certificate of Incorporation and Bylaws

The Company is an Oregon corporation and is governed by the OBCA. As a Delaware corporation, the Company will be governed by the DGCL. Because of differences in the corporation laws of Oregon and Delaware, the rights of the Company’s shareholders will change in various respects as a result of the proposed Reincorporation. The following discussion is a summary of principal differences in the rights of shareholders following the Reincorporation. The summary is qualified in its entirety by reference to the relevant provisions of the OBCA and the DGCL and to the provisions of the Certificate of Incorporation and Bylaws attached to this Proxy Statement.

Authorized Capital

The current Restated Articles of Incorporation of the Company provide for 10,000,000 shares of common stock, no par value per share, and 500,000 shares of preferred stock, no par value per share.  The preferred shares are nonvoting, noncumulative and nonparticipating.  The Board of Directors has the authority to set the stated value, rate of dividends, redemption rights and liquidation preference of the preferred shares.

The proposed Reincorporation Subsidiary's Certificate of Incorporation provides for 90,000,000 shares of common stock, no par value, and 30,000,000 shares of "blank check" preferred stock, no par value.  The Company may issue any class of the preferred stock in any series.  The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series.  However, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including any accumulations in accordance with the sums that would be payable on such shares if all dividends were declared and paid in full and in any distribution of assets other than by way of dividends in accordance with the sums that would be payable on such distribution if all sums payable were discharged in full.

Special Meetings of Shareholders

Delaware Corporation Law. Under the DGCL, special meetings of shareholders may be called only by the board of directors or by any other person authorized in the corporation’s certificate of incorporation or the bylaws. Generally, all shareholders of record entitled to vote must receive notice of shareholder meetings not less than 10 nor more than 60 days before the date of the shareholder meeting.

Oregon Corporation Law. Under the OBCA, for a publicly traded corporation such as the Company, special meetings of shareholders generally may be called by (1) the board of directors; (2) any other person authorized in the corporation’s articles of incorporation or the bylaws; or (3) if the articles of incorporation or bylaws specifically so provide, by demand by holders of the percentage of voting stock specified in the articles of incorporation or bylaws. Generally, all shareholders of record entitled to vote must receive notice of shareholder meetings not less than 10 nor more than 60 days before the date of the shareholder meeting.

The Amended Bylaws of the Company provide that special meetings of the shareholders may be called by the President or the Board and shall be called by the President upon the written demand of the holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the special meeting. All shareholders must receive notice of shareholder meetings not earlier than 60 days nor less than 10 days before the meeting date. The Bylaws of the Reincorporation Subsidiary provide the same with respect to special meetings of shareholders.

Shareholder Action Without a Meeting

Delaware Corporation Law. The DGCL allows action to be taken by shareholders without a meeting by written consent of the holders of the minimum number of votes that would be needed to approve the matter at an annual or special meeting of shareholders at which all shareholders entitled to vote on the action were present and voted. The DGCL further provides that this right to act by written consent without a meeting may be denied in the certificate of incorporation.

Oregon Corporation Law. The OBCA allows action to be taken by shareholders without a meeting by written consent of all of the holders entitled to vote on the action. The OBCA further provides that the articles of incorporation may provide that action may be taken without a meeting by written consent of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted.

The Amended Bylaws of the Company permit any actions required or permitted by applicable law to be taken at a shareholders’ meeting to be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The Bylaws of the Reincorporation Subsidiary provide the same with respect to shareholder action without a meeting.

State Anti-Takeover Provisions

Section 203 of the DGCL and Sections 825 through 845 of the OBCA may, in specified circumstances, make it more difficult for a person who would be an “interested shareholder” (defined generally as a person with 15 percent or more of a corporation’s outstanding voting stock) to effect a “business combination” (defined generally as a merger, consolidation, or other transaction, including sale, lease, or other disposition of assets with an aggregate market value equal to 10 percent or more of the aggregate market value of the corporation) with the corporation for a three-year period following the time the shareholder became an “interested shareholder.” A corporation may in specified circumstances avoid the restrictions imposed by Section 203 of the DGCL and Sections 825 through 845 of the OBCA. Moreover, a corporation’s certificate or articles of incorporation or bylaws may exclude a corporation from the restrictions imposed by Section 203 of the DGCL or Sections 825 through 845 of the OBCA.

Sections 801 through 816 of the OBCA, referred to as the Oregon Control Share Act, regulate the process by which a person may acquire control of an Oregon public corporation without the consent and cooperation of the corporation’s board of directors. An Oregon public corporation is subject to the Oregon Control Share Act if it has 100 or more shareholders, assets with a fair market value of at least $1 million within Oregon, and at least 10 percent of its shares are owned by Oregon residents. A corporation’s articles of incorporation or bylaws, however, may exclude the corporation from the provisions of the Oregon Control Share Act. The Oregon Control Share Act restricts the ability to vote shares of stock acquired in a transaction that causes the acquiring person to control at least one-fifth, one-third or one-half of the votes entitled to be cast in the election of directors. Shares acquired in a control share acquisition have no voting rights except as authorized by a vote of the shareholders. The DGCL has no provision comparable to the Oregon Control Share Act.

The Company has not opted out of the requirements of the Oregon Business Combination Act or the Oregon Control Share Act in its Articles of Incorporation or its Amended Bylaws, and the Reincorporation Subsidiary has not opted out of the restrictions imposed by Section 203 of the DGCL in its Certificate of Incorporation or Bylaws.

Dividends, Distributions and Stock Repurchases

Delaware Corporation Law. Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. “Surplus” is defined under the DGCL as the excess of the corporation’s net assets over capital, as such capital may be adjusted by the board of directors. “Net assets” is defined as the amount by which total assets exceed total liabilities. Delaware corporations may repurchase their own shares of any class except when their capital is impaired or would be impaired by the purchase. If the corporation has surplus, the corporation may repurchase out of its capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, provided that the repurchased shares are to be retired and the corporation’s capital reduced. If no shares entitled to such a preference are outstanding, a corporation may repurchase any of its shares and reduce its capital accordingly.

Oregon Corporation Law. The OBCA prohibits distributions (including dividends) to shareholders unless, after giving effect to the distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation’s total assets would be at least equal to the sum of its total liabilities plus, unless the articles of incorporation provide otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders with preferential rights superior to those receiving the distribution.

In the event of the liquidation, dissolution or other winding up of the Company and the Reincorporation Subsidiary, as applicable, before any payment or distribution is made to the holders of common stock, holders of the preferred stock will be entitled, before any distribution is made to the common stock or to any other class of shares junior to the preferred stock as to dividends or assets, to be paid the full preferential amount or amounts fixed by the Board of Directors for such series but the preferred stock will not be entitled to any further payment and any remaining net assets will be distributed ratably to all outstanding common stock.

Limitation of Personal Liability of Directors and Indemnification

Delaware Corporation Law. Section 102(b)(7) of the DGCL provides that a corporation may, in its certificate of incorporation, eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that the provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (regarding, among other things, the payment of unlawful dividends) or (d) for any transaction from which the director derived an improper personal benefit.

The DGCL provides that a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding or by a committee of such directors designated by majority vote of such directors, even though less than a quorum, if the person: (i) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) in a criminal proceeding, had reasonable cause to believe his or her conduct was lawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

To the extent a director, officer, employee or agent is successful in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for reasonable expenses incurred thereby. Expenses (including attorneys’ fees) incurred by persons in defending any action, suit or proceeding may be paid in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that that person is not entitled to indemnification.

The DGCL further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against the person and incurred by the person in that capacity, arising out of such person’s status as such, whether or not the corporation would otherwise have the power to indemnify the person against liability under Section 145.

Oregon Corporation Law. The OBCA provides that a corporation may eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that no such provision shall eliminate or limit the liability of a director for:

•	any breach of the director’s duty of loyalty to the corporation or its shareholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	any distribution that is unlawful under the OBCA; or

•	any transaction from which the director derived an improper personal benefit.

The OBCA provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if the conduct of the individual was in good faith; the individual reasonably believed that the individual’s conduct was in the best interests of the corporation, or at least not opposed to its best interests; and in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful. Furthermore, the OBCA provides that, unless limited by its articles of incorporation, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. A corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The OBCA further provides that a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if the director furnishes the corporation a written affirmation of the director’s good faith belief that the director has met the standard of conduct described in the OBCA and the director furnishes a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

The OBCA further provides that a corporation may purchase and maintain insurance on behalf of an individual against liability asserted against or incurred by the individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The corporation may purchase and maintain the insurance even if the corporation has no power to indemnify the individual against the same liability under the OBCA.

The OBCA further provides that, unless the articles of incorporation provide otherwise, an officer of the corporation is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification to the same extent as a director. The corporation may also indemnify and advance expenses to an officer to the same extent as to a director.

Article V of the Company’s Articles of Incorporation provides that the Company will indemnify, exonerate, reimburse or defend any present or former director, officer, employee, affiliate, agent or contractor of the Company for expenses, claims, liabilities, indebtedness, penalties, damage or injury incurred by or caused by them in such capacity except for their own negligence, knowing unauthorized acts or defalcations not ratified, confirmed or adopted, or the benefit thereof received by the Company.

Section 8 of the Company’s Amended Bylaws provides that the Company will indemnify to the fullest extent permitted by law any director or officer or former director or officer of this Company, or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor, and their respective heirs, administrators, successors and assigns, against any and all costs and expenses, including, but not limited to, counsel fees, judgments paid and amounts paid in settlement (before or after legal proceedings are commenced) actually and reasonably incurred in connection with the defense of any claims, action, suit or proceedings, whether civil, criminal, administrative or otherwise in nature, in which he may be involved by reason of being or having been such director or officer of the Company or such other corporation, except in connection with a proceeding by or in the right of the Company in which the director was adjudged liable to the Company or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The Certificate of Incorporation and Bylaws of the Reincorporation Subsidiary provide the same extent of indemnification.

Board of Directors

The current Restated Articles of the Company provides that the number of directors shall be fixed by the Company’s Amended Bylaws. The Amended Bylaws provide that the number of directors shall be at least 4 and no more than 7. The Certificate of Incorporation of the Reincorporation Subsidiary authorizes the classification of the Board of Directors into three classes with staggered three-year terms and provides that the number of directors shall be fixed by the Reincorporation Subsidiary’s Bylaws. The Bylaws of the Reincorporation Subsidiary provide that the number of directors shall be not less than one nor more than 15.

Authority of Board Committees

Both the DGCL and the OBCA permit corporate boards of directors to delegate to committees of the board significant responsibilities.

Delaware Corporation Law. The DGCL does not permit delegation to a committee the power or authority to: (1) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (2) adopt an agreement of merger or consolidation, (3) recommend to the shareholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (4) recommend to the shareholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and (5) unless the resolution, bylaws or certificate of incorporation expressly so provides, to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

Oregon Corporation Law. The OBCA permits a board committee to generally exercise the full authority of the board of directors, except the authority to: (1) authorize distributions, except according to a formula or method, or within limits, prescribed by the board of directors, (2) approve or submit to shareholders any action requiring shareholder approval, (3) fill vacancies on the board of directors or, subject to specified exceptions, any of its committees, or (4) adopt, amend or repeal bylaws.

Shareholder Derivative Suits

Delaware Corporation Law. The DGCL requires that the shareholder bringing a derivative suit have been a shareholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was a shareholder at the time of the wrong complained of. In addition, Delaware case law provides that the shareholder must remain a shareholder throughout the litigation.

Oregon Corporation Law. The OBCA also requires that the shareholder bringing the derivative suit have been a shareholder at the time the transaction complained of occurred or have become a shareholder through transfer by operation of law from one who was a shareholder at that time. The OBCA does not require the shareholder to remain a shareholder throughout the litigation.

Amendments to Certificate of Incorporation and Bylaws

Delaware Corporation Law. Under the DGCL, an amendment to the certificate of incorporation requires that the board of directors approve the amendment, declare it advisable, and submit it to shareholders for adoption. The amendment must be adopted by a majority in voting power of all issued and outstanding shares and any greater vote required by the certificate of incorporation. Except in limited circumstances, any proposed amendment to the certificate of incorporation that would (1) increase or decrease the authorized shares of a class of stock; (2) increase or decrease the par value of the shares of a class of stock; or (3) alter or change the powers, preferences, or special rights of the shares of a class of stock (so as to affect them adversely) requires approval of the holders of a majority of the outstanding shares of the affected class, voting as a separate class, in addition to the approval of a majority of the shares entitled to vote on that proposed amendment. If any proposed amendment would alter or change the powers, preferences, or special rights of any series of a class of stock so as to affect them adversely, but does not affect the entire class, then only the shares of the series affected by the proposed amendment are considered a separate class for purposes of the immediately preceding sentence.

Under the DGCL, the power to adopt, amend or repeal bylaws is provided to the shareholders entitled to vote; provided, however, any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that this power has been conferred upon the directors does not divest the shareholders of the power, nor limit their power, to adopt, amend or repeal bylaws.

Oregon Corporation Law. Under the OBCA, an amendment to the articles of incorporation requires that the board of directors adopt a resolution setting forth the proposed amendment and directing that it be submitted to a vote at a meeting of shareholders, which may be either an annual or a special meeting. Unless the OBCA, articles of incorporation, or board of directors requires a greater vote or a vote by voting groups, the amendment to be adopted must be approved by a majority of the shares held by shareholders of every voting group for which the amendment would create dissenters’ rights and by a majority of the votes cast at a meeting, by every other voting group entitled to vote on the amendment, at which a quorum of the voting group exists. Any proposed amendment to the articles of incorporation that would increase or decrease the authorized shares of a class of stock; change the designation, rights, preferences, or limitations of all or part of the shares of a class of stock; create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of a class; or affect a class of stock in other ways enumerated by the OBCA requires approval of the holders of the affected class, voting as a separate voting group, if shareholder voting is otherwise required. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the OBCA provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the OBCA require a greater number of affirmative votes. If any proposed amendment would affect a series of a class of stock in any of the ways described in the preceding sentence, then the shares of the series affected by the proposed amendment are entitled to vote as a separate voting group on the proposed amendment; provided, however, that if a proposed amendment would affect two or more series in the same or a substantially similar way, the shares of all the series so affected must vote together as a single voting group on the proposed amendment.

Under the OBCA, the board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation or the OBCA reserves this power exclusively to the shareholders in whole or in part, or the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw. A corporation’s bylaws may also be amended or repealed by the shareholders even though the bylaws may also be amended or repealed by its board of directors.

Section 2.7.2 of the Company’s Amended Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by applicable law.

Section 11.2 of the Company’s Amended Bylaws provides that the bylaws may be amended or repealed and new bylaws may be adopted by the Board of Directors or by the shareholders of the Company. The Bylaws of the Reincorporation Subsidiary provide the same as the Amended Bylaws of the Company with respect to amendments to the bylaws.

Mergers, Consolidations and Other Transactions

Delaware Corporation Law. Under the DGCL, the board of directors and the holders of a majority of the outstanding shares entitled to vote must approve a merger, consolidation, or sale of all or substantially all of a corporation’s assets. However, unless the corporation provides otherwise in its certificate of incorporation, no shareholder vote of a constituent corporation surviving a merger is required if:

•	the merger agreement does not amend the constituent corporation’s certificate of incorporation;

•	each share of stock of the constituent corporation outstanding immediately before the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

•

either (a) no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger or (b) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under the plan do not exceed 20 percent of the shares of common stock of the constituent corporation outstanding immediately prior to the effective date of the merger.

Oregon Corporation Law. Under the OBCA, the board of directors and the holders of a majority of the outstanding shares entitled to vote must approve a merger, consolidation, or sale of all or substantially all of a corporation’s assets. However, unless the corporation provides otherwise in its certificate of incorporation, no shareholder vote of a constituent corporation surviving a merger is required if:

•	the articles of incorporation of the surviving corporation will not differ, except for amendments that do not require shareholder approval under the OBCA;

•

each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after;

•

the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

•

the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

Neither the Company’s Articles of Incorporation nor its Amended Bylaws contain any super-majority voting requirements governing mergers, consolidations, sales of substantially all of the assets, liquidations, reclassifications, or recapitalizations. The same is true under the Reincorporation Subsidiary’s Certificate of Incorporation and its Bylaws.

Appraisal Rights

Delaware Corporation Law. Under the DGCL, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than:

•	Shares of stock of the corporation surviving or resulting from the merger or consolidation;

•

Shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; or (2) held of record by more than 2,000 shareholders;

•	Cash in lieu of fractional shares of the corporation; or

•	Any combination thereof.

Under the DGCL, if directed by the court upon completion of the appraisal proceedings, the corporation must pay to the dissenting shareholder the fair value of the shares.

A shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation or, in the case of a disposition, if:

•	The shares of the corporation are (1) listed on a national securities exchange or (2) held of record by more than 2,000 shareholders; or

•	The corporation will be the surviving corporation of the merger and approval of the merger requires no vote of the shareholders of the surviving corporation.

Oregon Corporation Law. Under the OBCA, a shareholder eligible to vote may dissent from, and obtain payment for shares in the event of, the following shareholder-approved corporate actions:

•	A merger to which the corporation is a party, if the shareholder was entitled to vote on the merger;

•	A merger of a subsidiary with its parent;

•	A share exchange plan to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

•	The sale or exchange of all or substantially all of the corporation’s assets, other than in the usual course of business;

•

An amendment to the articles of incorporation that materially and adversely affects the dissenter’s shares by altering or abolishing a preemptive right or reducing the number of shares owned by the shareholder to a fraction of a share to be acquired for cash;

•	Other actions for which the articles of incorporation, bylaws or resolutions by the board of directors provide the right of dissent and appraisal; or

•	A conversion to a non-corporate business entity.

Dissent and appraisal rights are not available to shareholders of Oregon corporations for:

•

Shares of stock which, on the record date for the shareholder meeting approving the corporate action, or at the time of the merger, were listed on a national securities exchange, unless the articles of incorporation provide otherwise;

•	The sale of assets pursuant to court order; or

•	The sale of assets for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

Under the OBCA, a shareholder asserting dissenter’s rights must give the corporation notice of his or her intent in writing prior to the vote on the action and must not vote in favor of the action. A corporation is required to make payment to the dissenting shareholder of its estimated value of the shares, plus accrued interest, upon the proposed action being taken, or upon the dissenter’s demand. If the dissenting shareholder disagrees with the corporation’s estimate of the value of the shares, he or she can propose his or her own estimate. If a payment demand remains unsettled, the corporation must commence a proceeding within 60 days after receiving the demand and petition the court for an appraisal.

Inspection of Corporate Books and Records

Both Delaware and Oregon permit shareholders to examine and make extracts from the corporation’s books and records for a proper purpose. Under the OBCA, inspection requires that: (1) the shareholder’s demand be made in good faith and for a proper purpose; (2) the shareholder describe with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect; and (3) the records requested be directly connected with the shareholder’s purpose. Oregon law also requires the shareholder to give the corporation five business days' written notice of the demand to inspect.

Number, Election, Vacancy, and Removal of Directors

Delaware Corporation Law. Unless otherwise provided by the DGCL or the corporation’s certificate of incorporation, a majority of the directors in office can fill any vacancy or newly created directorship. Except where the board of directors is classified or the certificate of incorporation provides for cumulative voting, a director may be removed with or without cause by a majority of the shares entitled to vote at an election of the directors.

Oregon Corporation Law. Unless otherwise provided by the corporation’s articles of incorporation, the shareholders or a majority of the directors in office can fill any vacancy or newly created directorship. Except where the board of directors is classified, the articles of incorporation provide for cumulative voting, or the articles of incorporation provide that the directors may be removed only for cause, a director may be removed with or without cause by the shareholders entitled to vote at an election of the directors only at a meeting called for the purpose of removing the director.

The Company’s Board of Directors consists of five members. The Company’s Amended Bylaws provide that the number of directors of the Corporation shall be at least 4 and no more than 9, and the number of directors shall otherwise be determined from time to time by the Board. The term of a director shall expire at the next annual meeting of shareholders after his or her election. No reduction in the number of directors shall shorten the term of any incumbent director. Despite the expiration of a director’s term, the director shall continue to serve until the director’s successor is elected and qualified or the number of directors is decreased. The Reincorporation Subsidiary’s Bylaws have the same provisions.

Filing and License Fees

Oregon charges corporations incorporated in Oregon a minimum corporate tax based on the amount of revenue earned by the corporation and a nominal annual corporate license renewal fee. The Company incurred approximately $4,000 payable to the state of Oregon under Oregon’s minimum corporate tax in 2012, which amount was offset by available credits. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company estimates that had it been incorporated in Delaware in 2012, it would have incurred franchise taxes of approximately $700 in 2012.

Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences of the Merger that are generally applicable to holders of shares of the Company’s Common Stock. The discussion does not address all federal income tax consequences that may be important to particular holders of shares of the Company’s Common Stock in light of their individual circumstances, or who are subject to special treatment under federal income tax laws (such as shareholders that are dealers in securities, foreign persons and shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction).

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as currently existing or in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. The Company does not intend to request a ruling from the Internal Revenue Service or an opinion of counsel as to the federal income tax consequences of the Merger.

This discussion does not address any foreign, state or local tax consequences of the Merger. Shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state, local and other tax consequences to them of the Merger.

The Company intends that the Merger and resulting reincorporation of the Company from Oregon to Delaware will qualify as a tax-free “reorganization” described in Section 368(a)(1)(F) of the Code. Assuming the Merger qualifies as a reorganization, (1) no gain or loss will be recognized by the Company as a result of the Merger; (2) no gain or loss will be recognized by the holders of shares of Company Common Stock upon the exchange of such shares for shares of Common Stock of Reincorporation Subsidiary; (3) the basis of the shares of Common Stock of the Reincorporation Subsidiary received by a shareholder of the Company will be the same as the shareholder’s basis of Company Common Stock surrendered by the shareholder in exchange therefor; and (4) a shareholder’s holding period for the shares of Common Stock of Reincorporation Subsidiary received by a shareholder of the Company will include the holding period of the shares of the Reincorporation Subsidiary’s Common Stock surrendered in exchange therefor, provided that the shares of Common Stock of Reincorporation Subsidiary are held as a capital asset on the date of the Merger.

Reserved Power to Abandon Reincorporation Proposal

Notwithstanding a favorable vote of the shareholders, the Board of Directors has reserved the right to abandon the proposed Reincorporation prior to the effectiveness of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances that may prompt a decision to abandon the proposed Reincorporation.

Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 7.

*    *    *

PROPOSAL 8— APPROVAL OF THE PAULSON CAPITAL CORP. 2013 EQUITY INCENTIVE PLAN

Description of Our 2013 Equity Incentive Plan

On June 19, 2013, the Company’s Board of Directors adopted the Paulson Capital Corp. 2013 Equity Incentive Plan (the “2013 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and cash and equity-linked awards to certain management, consultants and others.  The Company’s Board of Directors recommends adoption of the 2013 Plan in order to promote the success of the Company by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2013 Plan.   Accordingly, the Company’s Board of Directors voted unanimously to adopt the 2013 Plan.

Set forth below is a summary of the 2013 Plan, but this summary is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is included as Appendix E to this Proxy Statement.

Shares Available

The 2013 Plan authorizes that 1,500,000 shares of our Common Stock be reserved for issuance under the Plan.  As of July 31, 2013, no shares were issued under our 2013 Plan and no shares of Common Stock were available for issuance under our previously adopted 1999 Stock Option Plan.

Administration

The 2013 Plan will be administered by the Board of Directors or by one or more committees of directors appointed by the Board of Directors (the “Administrator”).  The Board of Directors may delegate different levels of authority to different committees with administrative and grant authority under the 2013 Plan. Any committee delegated administrative authority under the 2013 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2013 Plan.  Any Administrator may also, within its administrative authority under the 2013 Plan and in accordance with applicable law, delegate to one or more officers of the Company the ability to make awards to Eligible Persons (as defined below) under the 2013 Plan.  It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Code Section 162(m) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2013 Plan only to persons who are eligible persons.  Under the 2013 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that incentive stock options (“ISOs”) may be granted only to employees.  As of the Record Date, the approximate number of Eligible Persons under the 2013 Plan included [__] officers or employees of the Company, [__] independent directors of the Company or one of its subsidiaries, and [__] individual consultants to the Company or one of its subsidiaries.

Awards

The 2013 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; and (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

             Option and SAR Awards.  Option and SAR awards granted under the 2013 Plan must have an exercise price or base price of no less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent shareholders of the Company).  Options and SAR awards shall become exercisable upon such conditions (which may include the passage of time or the attainment of certain performance criteria) as the Administrator may establish in its sole discretion.  The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “Consideration for Awards.”  Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent shareholders of the Company).  If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant’s termination for “cause.”

Performance Based Compensation

The 2013 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria.  Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “Certain Federal Tax Consequences.”  The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2013 Plan shall not exceed 1,500,000 shares.  The maximum number of shares of Common Stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 1,500,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000.  The 162(m) Term is the period beginning on the effective date of the 2013 Plan and ending on the date of the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders first approve this 2013 Plan (the “162(m) Term”)

The 2013 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total shareholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.

Fair Market Value

Under the 2013 Plan, “Fair Market Value” means, unless otherwise determined or provided by the administrator in the circumstances, the closing price for a share of Common Stock on the trading day [immediately before the grant date], as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

Consideration for Awards

The purchase price for any award granted under the 2013 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Company, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned and fully vested shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option are valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price for the shares and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

All of the reserved shares under our 2013 Plan are available for issuance under the 2013 Plan may be issued as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as other type of awards.   The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2013 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2013 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2013 Plan and will be deemed to remain or to become available under the 2013 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the 2013 Plan. The foregoing adjustments to the share limit of the 2013 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation under Section 162(m).

The number of shares available for issuance under the 2013 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth below under the heading “Performance Based Compensation”) are subject to proportionate adjustment by the Administrator (as defined below) in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

Change in Control

Upon a change in control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2013 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

For purposes of the 2013 Plan, “Change in Control” shall be deemed to have occurred if:

(i)            a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii)          the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries and their affiliates; or

(iv)          a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a change in control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2013 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price.  If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.  Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price.  Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company.  Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards.  If the participant is an employee, this income is subject to withholding for income and employment tax purposes.  The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code.  Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.  An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a shareholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain shareholder approved performance goals.  The Company intends that the 2013 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

NEW PLAN BENEFITS

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2013 Plan. Amounts to be granted to our executive officers and directors in the future cannot be determined at this time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information concerning our equity compensation plans as of December 31, 2012.

Equity compensation plans approved by shareholders(1)	218,500	$1.13	-

Equity compensation plans not approved by shareholders	-	-	-
Total	218,500	$1.13	-

(1)	Includes our 1999 Stock Option Plan, which expired in September 2009.

Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 8.

*    *    *

PROPOSAL 9— ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company's shareholders to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of financial operating goals and the realization of increased shareholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company's executive compensation programs, including information about the fiscal year 2012 compensation of the Company's named executive officers.

The Compensation Committee continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the interests of the Company's shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company's named executive officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company's Board of Directors and Compensation Committee value the opinions of the Company's shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 9.

*    *    *

PROPOSAL 10— ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of the Company's executive compensation program, the Company is also holding a non-binding advisory vote by shareholders on the frequency with which shareholders would have an opportunity to hold an advisory vote on the Company's executive compensation program. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing shareholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, the Company recommends that shareholders select a frequency of one year.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for the Company. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

The Company recognizes that shareholders may have different views as to the best approach for the Company, and therefore the Company and Board of Directors encourage shareholders to express their preferences as to the frequency of an advisory vote on the compensation of our named executive officers.

This vote is advisory and not binding on the Company or the Board of Directors, but the Board of Directors and the Compensation Committee will take into account the outcome of the vote when making decisions about how often the Company conducts advisory votes on the compensation of our named executive officers.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory note on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the Company's shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by shareholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A ONE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

*    *    *

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in proxy materials for our 2014 Annual Meeting must be received at our principal executive offices no later than [________, 2014] (120 days prior to the anniversary of the mailing of our proxy materials for our 2013 Annual Meeting). To be eligible for inclusion in the 2014 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934. A proxy may confer discretionary authority to vote on any matter received by us after [_______, 2014] (45 days prior to the anniversary of the mailing of our proxy materials for our 2013 Annual Meeting).

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Please act promptly to insure that you will be represented at this important meeting.

ANNUAL REPORT ON FORM 10-K AND INFORMATION INCORPORATED BY REFERENCE

We have filed our Annual Report on Form 10-K, as amended by Form 10-K/A (as amended, the “Form 10-K”), for the fiscal year ended December 31, 2012. A copy of the Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report on Form 10-K for the period ended December 31, 2012.

The following information contained in our Form 10-K is incorporated by reference herein:

•	PART II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Pages 11-20);

•	PART II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk (Page 20);

•	PART II, Item 8. Financial Statements and Supplementary Data (Page 20);

•	PART II, Item 9. Changes and Disagreements with Accountants on Accounting and Financial Disclosure (Page 20); and

•	PART III, Item 14. Principal Accounting Fees and Services (Page 10 to Form 10-K/A).

The following information contained in our Form 10-Q, for our quarterly period ended March 31, 2013, is also incorporated by reference herein:

•	PART I, Item 1. Financial Statements (Page 2);

•	PART I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Pages 8-14); and

•	PART I, Item 3. Quantitative and Qualitative Disclosures About Market Risk (Page 15).

The following information contained in our Form 10-Q, for our quarterly period ended June 30, 2013, is also incorporated by reference herein:

•	PART I, Item 1. Financial Statements (Page 2);

•	PART I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Pages 10-20); and

•	PART I, Item 3. Quantitative and Qualitative Disclosures About Market Risk (Page 20).

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters.  Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549.  For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

PAULSON CAPITAL CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

Attention: Secretary

Our Board of Directors hopes that shareholders will attend the Annual Meeting.  Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope.  Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated.  Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards.

*    *    *

BY ORDER OF THE BOARD OF DIRECTORS

Chester L.F. Paulson Chairman

Portland, OR [__], 2013

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

PAULSON CAPITAL CORP.

Pursuant to ORS 60.437 and 60.451, the Board of Directors and the shareholders of Paulson Capital Corp. (the “Corporation”) hereby amend and restate the Corporation's Restated Articles of Incorporation, dated August 3, 1983.

ARTICLE I

Name

The name of the Corporation is Paulson Capital Corp.

ARTICLE II

Shares of Stock

2.1           Authorized Capital. The Corporation is authorized to issue two classes of stock which are designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue shall be 120,000,000, consisting of 90,000,000 shares of Common Stock, having $0.0001 par value per share, and 30,000,000 shares of Preferred Stock, having $0.0001 par value per share.

2.2          Common Stock. Subject to any preferential or other rights granted to any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends out of funds of the Corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors and shall be entitled to receive distributions legally payable to shareholders on the liquidation of the Corporation. The holders of shares of Common Stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors of the Corporation and the right to vote on all other matters, except where a separate class or series of the Corporation's shareholders vote by class or series is authorized by law or the Corporation's bylaws. Except as otherwise provided in authorizing preferred stock, holders of all shares, regardless of class, shall be entitled to receive the net assets of the Corporation upon dissolution on a pro rata basis.

2.3          Preferred Stock.

2.3.1     Issuance of Preferred Stock in Series. The shares of Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of the Articles of Incorporation of the Corporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established, including, without limitation, the rate of dividend, whether the dividend shall be cumulative, whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, the amount payable upon shares in the event of voluntary or involuntary liquidation, sinking fund provisions, if any, for the redemption or purchase of shares, the terms and conditions, if any, on which shares may be converted, and voting rights, if any.

2.3.2     Dividends. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, and if dividends shall not have been paid, then the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. Unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock, the holders of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

2.3.3     Redemption. The Preferred Stock may be redeemed in such amount, and at such time or times, as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the Corporation to the extent legally permissible.

2.3.4     Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share, as may be provided by the Board of Directors in designating a particular series of Preferred Stock, and dividends accrued thereon to the date of such payment. The holders of the Preferred Stock shall not be entitled to receive any distributive amounts upon the liquidation, dissolution, or winding up of the affairs of the Corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

2.3.5     Conversion. The Board of Directors may provide that shares of a particular series of Preferred Stock may be converted into Common Stock of the Corporation at the option of the holders of such Preferred Stock, at such rate and subject to such adjustments as may be provided by the Board of Directors.

2.3.6     Voting Rights. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

ARTICLE III

Directors

3.1           Number of Directors. The number of directors of the Corporation shall be fixed by the bylaws of the Corporation.

3.2          Classified Board. The Board of Directors of the Corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under ORS 60.317, with one class being elected each year to serve a staggered three-yearterm. Directors in each class shall be elected at the annual meeting of shareholders of the Corporation. The directors initially elected in Class I will serve until the 2014 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2015 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class III will serve until the 2016 annual meeting of shareholders and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2014 annual meeting of shareholders, and going forward, the class of directors to be elected in such year shall be elected for a three-yearterm, and at each successive annual meeting of shareholders, the class of directors to be elected in such year would be elected for a three-year term, so that the term of office of one class of directors shall expire in each year. Any director appointed by the Board of Directors of the Corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

ARTICLE IV

No Preemptive Rights

The Corporation elects to waive preemptive rights.

ARTICLE V

Limitation on Liability

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act (the “Act”). No amendment to the Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment.

ARTICLE VI

Indemnification

The Corporation shall indemnify to the fullest extent not prohibited by law any current or former director of the Corporation who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person's good faith belief that the person is entitled to indemnification under this Article and (ii) the person's agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification under this Article. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board of Directors, vote of shareholders or other document or arrangement.

DATED the [___] day of [______], 2013.

/s/

Appendix B

AGREEMENT AND PLAN OF MERGER

OF

PAULSON CAPITAL CORP., AN OREGON CORPORATION

AND

PAULSON CAPITAL (DELWARE) CORP., A DELAWARE CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) dated as of ______, 2013, made and entered into by and between Paulson Capital Corp., an Oregon corporation (“Paulson OR”), and Paulson Capital (Delaware) Corp., a Delaware corporation (“Paulson DE”), which corporations are sometimes referred to herein as the “Constituent Corporations.”

W I T N E S S E T H:

WHEREAS, Paulson OR is a corporation organized and existing under the laws of the State of Oregon, having been incorporated on December 18, 1970, under the Oregon Business Corporation Act; and

WHEREAS, Paulson DE is a wholly-owned subsidiary corporation of Paulson OR organized and existing under the laws of the State of Delaware, having been incorporated on _______, 2013, under the Delaware General Corporation Law; and

WHEREAS, the respective Boards of Directors of Paulson OR and Paulson DE have determined that it is desirable to merge Paulson OR with and into Paulson DE and that Paulson DE shall be the surviving corporation (the “Merger”); and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Paulson OR and Paulson DE hereto agree as follows:

ARTICLE I
MERGER

1.1 On the effective date of the Merger (the “Effective Date”), as provided herein, Paulson OR shall be merged with and into Paulson DE, the separate existence of Paulson OR shall cease and Paulson DE (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Paulson Capital (Delaware) Corp. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be _____________; and the name of the registered agent of the Corporation in the State of Delaware at such address is _______________.

ARTICLE II
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

2.1 The name of the Surviving Corporation shall be “Paulson Capital (Delaware) Corp.” The Certificate of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Certificate of Incorporation of Paulson DE without change, unless and until amended in accordance with this Agreement or otherwise amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

3.1 The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of Paulson DE without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1 On the Effective Date, the holders of the common stock and preferred stock of Paulson OR shall receive one share of common stock and one share of preferred stock, respectively, of Paulson DE (“Paulson DE Common Stock”) as consideration and in exchange for each one share of common stock or one share of preferred stock (as the case may be) of Paulson OR and shall have no further claims of any kind or nature; and all of the common stock of Paulson DE held by Paulson OR shall be surrendered and canceled. Each holder of record of any outstanding certificate or certificates theretofore representing common stock or preferred stock of Paulson OR may surrender the same to the Surviving Corporation at its offices, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of common stock or preferred stock (as the case may be) of the Surviving Corporation equal to the number of shares of common stock or preferred stock of the Corporation represented by such surrendered certificates (the “Conversion Amount”), provided however, that each certificate or certificates of the Corporation bearing a restrictive legend shall bear the same restrictive legend on the certificate or certificates of the Surviving Corporation. Until so surrendered, each outstanding certificate which prior to the effective time of the Merger represented one or more shares of stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of shares of stock of the Surviving Corporation equal to the Conversion Amount.

4.2 On the Effective Date, the holders of any options, warrants, or other securities of Paulson OR shall be enforced against Paulson DE to the same extent as if such options, warrants, or other securities had been issued by Paulson DE.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
CORPORATION

5.1 On the Effective Date, the separate existence of Paulson OR shall cease. Paulson OR shall be merged with and into Paulson DE, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, Paulson DE shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of Paulson OR and Paulson DE, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in Paulson DE; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of Paulson DE, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in Paulson OR and Paulson DE, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of Paulson OR shall thenceforth attach to Paulson DE, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.2 Paulson OR agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of Paulson OR and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1 Upon the Effective Date, the officers and directors of Paulson DE shall be the officers and directors of the Surviving Corporation.

6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Paulson DE Bylaws.

ARTICLE VII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
PRIOR TO EFFECTIVE DATE

7.1 Promptly after the approval of this Agreement by the requisite number of shareholders of Paulson OR, the respective Boards of Directors of Paulson OR and Paulson DE will cause their duly authorized officers to make and execute a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretary of State of the State of Oregon and the Secretary of the State of Delaware, respectively, in accordance with the Oregon Business Corporation Act and the Delaware General Corporation Law. The Effective Date shall be the date on which the Certificate of Merger is filed with the Secretaries of the State of Oregon and the State of Delaware.

7.2 The Boards of Directors of Paulson OR and Paulson DE may amend this Agreement and the Paulson DE Certificate of Incorporation or Paulson DE Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Paulson OR may not (i) change the amount or kind of shares to be received in exchange for the Paulson OR common stock or preferred stock, as the case may be; or (ii) alter or change any of the terms and conditions of this Agreement or the Paulson DE Certificate of Incorporation or Paulson DE Bylaws if such change would adversely affect the holders of the Paulson DE common stock or preferred stock.

ARTICLE VIII
TERMINATION OF MERGER

8.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of Paulson OR and Paulson DE.

ARTICLE IX
MISCELLANEOUS

9.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

9.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Paulson OR shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

9.3 AGREEMENT. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1331 N.W. Lovejoy Street, Suite 720, Portland, OR 97209, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

9.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

PAULSON CAPITAL (DELAWARE) CORP.
A Delaware corporation

By:
Chester L. F. Paulson, President and Chief Executive Officer

PAULSON CAPITAL CORP.
An Oregon corporation

By:
Chester L. F. Paulson, President and Chief Executive Officer

Appendix C

CERTIFICATE OF INCORPORATION

OF

PAULSON CAPITAL CORP.

First: The name of this Corporation is Paulson Capital Corp.

Second: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is [__], County of [__]; and the name of the registered agent of the Corporation in the State of Delaware at such address is [__].

Third: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Fourth:

A. Number of Directors. The number of directors of the Corporation shall be fixed by the bylaws of the Corporation.

B. Classified Board. The Board of Directors of the Corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under section 141(d) of the General Corporation Law of the State of Delaware, with one class being elected each year to serve a staggered three-yearterm. Directors in each class shall be elected at the annual meeting of shareholders of the Corporation. The directors initially elected in Class I will serve until the 2014 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2015 annual meeting of shareholders and the election and qualification of their successors. The directors initially elected in Class III will serve until the 2016 annual meeting of shareholders and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2014 annual meeting of shareholders, and going forward, the class of directors to be elected in such year shall be elected for a three-yearterm, and at each successive annual meeting of shareholders, the class of directors to be elected in such year would be elected for a three-year term, so that the term of office of one class of directors shall expire in each year. Any director appointed by the Board of Directors of the Corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

Fifth:

A. Classes and Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is One Hundred and Twenty Million (120,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1. Ninety Million (90,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”); and

2. Thirty Million (30,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

B. Blank Check Powers. The Corporation may issue any class of the Preferred Stock in any series. The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series.

Fifth: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

Sixth: The original By-Laws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

Seventh: To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

Eighth: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be executed on this __ day of [__], 2013.

PAULSON CAPITAL CORP.

By:
Name:
Title:

Appendix D

BYLAWS

OF

PAULSON CAPITAL (DELAWARE) Corp.

(A Delaware corporation)

ARTICLE I
 STOCKHOLDERS

1.1           CERTIFICATES REPRESENTING STOCK.

(a)           Execution of Certificate. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation representing the number of shares owned by him in the corporation. If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b)          Legends. Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Delaware General Corporation Law, 8 Del. C. § 101 et seq. (the “General Corporation Law”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c)           Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

(d)          Book Entry Form. Notwithstanding anything herein contained to the contrary, the corporation may issue shares of its stock in uncertificated or book-entry form. In such event, the corporation’s transfer agent and registrar shall keep appropriate records indicating (a) the person to whom such uncertificated shares of stock were issued, (b) the number, class and designation of series, if any, of shares of stock held by such person and (c) other information deemed relevant to the corporation.

1.2           FRACTIONAL SHARE INTERESTS.

The corporation may, but shall not be required to, issue fractions of a share.

1.3          STOCK TRANSFERS.

Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

1.4          RECORD DATE FOR STOCKHOLDERS.

(a)          Voting; Meeting Notice. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

(b)          Dividend or other Rights Regarding Shares. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

1.5.          MEANING OF CERTAIN TERMS.

As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, including any preferred stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

1.6.          STOCKHOLDER MEETINGS.

(a)          Time. The annual meeting shall be held each year on the date and at the time fixed, from time to time, by the Board of Directors which shall be not more than thirteen (13) months following the prior annual meeting. Special meetings shall be held on the date and at the time fixed by the directors.

(b)          Place. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the Board of Directors may, from time to time, fix. Whenever the Board of Directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

(c)           Call. Annual meetings and special meetings may be called by the Board of Directors or by any officer instructed by the Board of Directors to call the meeting or by stockholders owning not less than 75% of the voting stock of the corporation.

(d)           Notice. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty (60) days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his address as it appears on the records of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. Electronic notice shall be effective as written notice and shall be deemed to be given when sent to each stockholder consenting to notices by electronic mail.

(e)           Notice to Stockholders Sharing an Address. Without limiting the manner by which notice may be effectively given to stockholders, to the extent permitted by Section 233 of the General Corporation Law, a notice to stockholders shall be effective if given by single written notice to stockholders sharing an address if consented to by such stockholders at that address to whom notice is given and if such consent has not been revoked as provided by law. Any stockholder who fails to object in writing to the corporation within sixty (60) days of having been given written notice by the corporation of its intent to send a single notice to multiple stockholders sharing an address with that stockholder shall be deemed to have consented to receiving such single written notice.

(f)           Notice of Adjourned Meeting. If a meeting is adjourned to another time, not more than thirty (30) days hence, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.

(g)           Waiver of Notice. Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(h)          Stockholder List. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in these Bylaws shall require the corporation to provide electronic mail addresses or other electronic mail information as a part of such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network available only to stockholders, provided that information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. . If the meeting is to be held at a physical location, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the list is maintained on a reasonably accessible electronic network in accordance with (i) above, it shall be open to the examination of any stockholder during the duration of the meeting, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

(i)            Conduct Of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman for the meeting shall appoint a secretary of the meeting.

(j)           Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, including, without limitation, by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(k)           Inspectors And Judges. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed in advance, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

(l)           Quorum. Except as the General Corporation Law or these Bylaws may otherwise provide, the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

(m)         Voting. Each stockholder entitled to vote in accordance with the terms of the certificate of incorporation and of these Bylaws, or, with respect to the issuance of Preferred Stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes present at the meeting shall elect. Any other action shall be authorized by a majority of the votes cast except where the certificate of incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law or these Bylaws.

1.7.         Stockholder Action Without Meetings.

Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date therefor had been the date consents signed by a sufficient number of holders to take the action were delivered to the corporation as required by statute and these Bylaws, and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

1.8.         Notice Of Stockholder Business.

(a)          Generally. At any annual or special meeting of the stockholders or upon written consent of the stockholders without a meeting, only such business shall be conducted as shall have been brought before the meeting (A) pursuant to the corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in these Bylaws. To the extent that a special meeting is called by stockholders having the ownership threshold set forth in these Bylaws, only the stockholders requesting such meeting and the corporation may propose business to be conducted at such special meeting.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(b)         Stockholder Proposals Relating to Nominations for and Election of Directors. Nominations by a stockholder of candidates for election to the Board of Directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if the stockholder complies with the procedures set forth in this Bylaw, and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

(i)     Eligibility. A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected or upon written consent without a meeting may be made only by a stockholder who (A) was a stockholder of record at the time of giving of notice provided for in this Bylaw, (B) is entitled to vote at the meeting, (C) complies with the notice procedures set forth in this Bylaw, and (D) holds not less than 5% of the shares of stock entitled to vote at the meeting, and who gives notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein.

(ii)     Timing. In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders (A) that is called for a date that is not within thirty (30) days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than ten days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission (the “SEC”) or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than ten days after the earlier of the date that the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors not less than forty-five (45) days nor more than ninety (90) days prior to the record date for such election.

(iii)      Content of Notice. The written proposal of nomination required by this Bylaw shall set forth: (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five (5) years, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

If a written proposal of nomination timely submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of this Bylaw or is otherwise deficient (except as to timeliness), the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five (5) days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

(c)           Stockholder Proposals Relating to Matters Other Than Nominations for and Elections of Directors.

(i)     Eligibility. A stockholder who (A) holds not less than 5% of the shares of stock entitled to vote, (B) was a stockholder of record at the time of giving of notice provided for in this Bylaw, (C) is entitled to vote at the meeting and (D) complies with the notice procedures set forth in this Bylaw, may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only (x) if such stockholder matter is a proper matter for stockholder action and (y) such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified in this Bylaw; provided, however, that a proposal submitted by such a stockholder for inclusion in the corporation's proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies (including as to timeliness) with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) shall be deemed to have also been submitted on a timely basis pursuant to this Bylaw.

(ii)     In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting of stockholders in the immediately preceding year; provided, however, that (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty (30) days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ten (10) days after the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the SEC or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ten (10) days after the earlier of the date the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the SEC or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent (other than the nomination of a candidate for election as a director), the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal not less than forty-five (45) days nor more than ninety (90) days prior to the record date for the vote to be taken regarding such proposal.

(iii)      Content of Notice. Such written notice of a proposal of a stockholder matter shall set forth information regarding such stockholder matter equivalent to the information regarding such stockholder matter that would be required under the proxy solicitation rules of the SEC if proxies were solicited for stockholder consideration of such stockholder matter at a meeting of stockholders. In addition, such notice shall include (A) the name and address of the stockholder making the proposal, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.

If a written notice of a proposal of a stockholder matter timely submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in this Bylaw or is otherwise deficient (except as to timeliness), the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

ARTICLE II
DIRECTORS

2.1           Functions And Definition.

The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.2.          Qualifications And Number.

A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than fifteen (15), fixed from time to time by a majority of the total number of directors which the corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director. The number of directors may be increased or decreased by the vote of stockholders holding not less than a majority of the voting stock of the corporation then outstanding or by majority vote of the directors then in office.

2.3           Election And Term.

(a)          Election. The Board of Directors of the corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under DGCL Section 141(d), with one class being elected each year to serve a staggered three-year term.

Directors in each class shall be elected at the annual meeting of stockholders of the corporation. The directors initially elected in Class I will serve until the 2014 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2015 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class III will serve until the 2016 annual meeting of stockholders and the election and qualification of his or her successor.

Beginning with the election of directors to be held at the 2014 annual meeting of stockholders, and going forward, the class of directors to be elected in such year (Class I) shall be elected for a three-year term, and at each successive annual meeting of stockholders, the class of directors to be elected in such year would be elected for a three-year term, so that the term of office of one class of directors shall expire in each year.

Any director appointed by the Board of Directors of the corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death."

(b)          Resignations. Any director of the corporation may resign at any time by giving written notice to the Board or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(c)          Removal. Subject to the rights of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office at any time, but only:

(i)     for cause, which may include any adjudication in any civil suit, or written acknowledgment by the director in any agreement or stipulation of the Securities Exchange Commission of any theft, embezzlement or fraud and only by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class; or

(ii)     by a vote of a majority of the other members of the Board of Directors in the case of a conviction of or plea of guilty or nolo contendere by such director to either (A) a felony, or (B) any crime involving fraud or embezzlement, or (C) any adjudication in any civil suit, or written acknowledgment by the director in any agreement or stipulation of the Securities Exchange Commission of any theft, embezzlement or fraud.

2.4.          Meetings.

(a)          Time. Meetings of the Board of Directors shall be held at such time as the Board shall fix.

(b)          First Meeting. The first meeting of each newly elected Board may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.

(c)         Place. Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board. Directors may participate in any regular or special meeting of the Board (or any committee of the Board) by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

(d)         Call. No call or notice of meeting shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the President, or of a majority of the directors in office.

(e)         Notice Or Actual Or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings at least twenty-four hours prior to the meeting. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.

Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f)         Quorum And Action. A majority of the Board then in office shall constitute a quorum, except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the whole Board. Any director may participate in a meeting of the Board by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the act of the Board shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board.

(g)         Chairman Of The Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

(h)        The Chairman Of The Board Of Directors. The Chairman of the Board of Directors, and any Vice-Chairman of the Board, may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board of Directors next following the Annual Meeting of the Stockholders at which a Chairman, and any Vice-Chairman, shall be newly elected or re-elected from amongst the Directors then in office.

2.5.          Removal Of Directors.

Except to the extent otherwise provided in the corporation’s Certificate of Incorporation or any preferred stock designation (as the same may be amended from time to time), any or all of the directors may be removed for cause or without cause by the stockholders by the vote required to elect such directors.

2.6           Committees.

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that no committee shall have power or authority in reference to the following matters: (i) approving, adopting or recommending to the stockholders any action or matter (other than the election or removal of directors) expressly required by statute to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any portion of these Bylaws. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

2.7          Action In Writing.

Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee; provided that such filing may be maintained in electronic form if the records of all meeting minutes are so maintained.

2.8.         Vacancies.

Between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from any increase in the number of directors serving on the Board of Directors or the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director, per DGCL Section 223(a)(1).

2.9.         Compensation.

The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the corporation or its subsidiaries in any other capacity and receiving compensation therefor.

ARTICLE III
OFFICERS

3.1.          Executive Officers.

The directors may elect or appoint a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as they may determine. If the Corporation has a General Counsel or Chief Legal Officer then, whether or not official action of the Board or the Corporation is taken to appoint such person a Vice President, such person shall be deemed to be a Vice President of the Corporation. Any number of offices may be held by the same person. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

3.2.         Term Of Office; Removal.

Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors may remove any officer for cause or without cause.

3.3.         Authority And Duties.

All officers, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.

3.4.         Chief Executive Officer.

The Chief Executive Officer shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business and such duties as may from time to time be prescribed by the Board of Directors.

3.5.         President.

The President shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board of Directors, at the meeting of the Board of Directors, shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of a separately designated Chief Executive Officer, the President shall be the Chief Executive Officer and, in the case where there is a separately designated Chief Executive Officer, shall be the Chief Operating Officer of the corporation. In addition to those powers delegated to the President by the Board of Directors, the President shall have the power to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

3.6.         Vice Presidents.

Any Vice President that may have been appointed, in the absence or disability of the President, shall perform the duties and exercise the powers of the President, in the order of their seniority, and shall perform such other duties, and have such other powers, as the Board of Directors shall prescribe.

3.7.         Secretary.

The Secretary shall keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary (or in his absence, an Assistant Secretary, but if neither is present another person selected by the Chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

3.8.         Chief Financial Officer And Treasurer.

The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer. If the Chief Financial Officer is not the Treasurer, the Chief Financial Officer nevertheless shall be the principal financial and accounting officer of the corporation to whom the Treasurer shall report The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

3.9          Compensation. The salaries, and all other compensation (including benefits) of all executive officers of the corporation shall be fixed by the Board or by such committee of the Board as may be designated from time to time by a resolution adopted by a majority of the Board.

ARTICLE IV
CORPORATE SEAL
AND
CORPORATE BOOKS

4.1.         Seal. The corporate seal shall be in such form as the Board of Directors shall prescribe. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The corporation may adopt for any transaction, without the specific leave of the directors, a seal which is different from its customary and usual seal; and it shall be sufficient in any document requiring the seal of the corporation if the officer executing such document on behalf of the corporation, being authorized to do so, writes or prints the word “Seal” or makes some similar mark.

4.2.         Books. The books of the corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE V
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors. Initially, the fiscal year of the corporation shall be the calendar year.

ARTICLE VI
INDEMNITY

6.1.         Indemnification of Officers, Directors, Employees and Agents; Insurance.

(a)          Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee, agent or fiduciary of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, trustee, agent, fiduciary, or in any other capacity, while serving as a director, officer, employee, agent, trustee or fiduciary of another corporation shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitees in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, trustee, agent, fiduciary or in any other capacity, and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or is subsequently ratified by the Board of Directors of the corporation. The corporation shall not be liable to indemnify the indemnitee with regard to any award in any proceeding if the corporation was not given a reasonable and timely opportunity, at its expense, to meaningfully participate in the defense of such proceeding.

(b)          Right to Advancement of Expenses. The right to indemnification conferred in paragraph (a) of this Section shall include the right to be paid by the corporation the expenses (including attorneys' fees) incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if and to the extent that the General Corporation Law so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c)         Written Request. To obtain indemnification under this Bylaw, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. If and to the extent that applicable law requires a determination as to the claimant’s entitlement to indemnification or advancement hereunder, upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (c), a determination shall be made as follows: (1) if a determination by Independent Counsel is requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a change of control of the corporation, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(d)          Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be a contract between the corporation and each director or officer of the corporation who serves or served in such capacity at any time while this Article VI is in effect. Any repeal or modification of this Article VI or any repeal or modification of relevant provisions of the General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director or officer or the obligations of the Corporation hereunder. If a claim under paragraph (a) or (b) of this Section is not paid in full by the corporation within thirty (30) days after a written claim pursuant to paragraph (c) has been received by the corporation, or in the case of a claim for advancement of expenses, in which case the applicable period shall also be thirty (30) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit, whether pursuant to paragraph (c) above or otherwise, that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 6.1 or otherwise shall be on the corporation.

(e)          Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(f)           Insurance. The corporation shall maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law, provided that such insurance is available on acceptable terms, which determination shall be made by the Board of Directors or by a committee thereof.

(g)          Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent and in accordance with the terms authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

(h)          For purposes of this Section, references to “the corporation” shall include, in addition to the corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section with respect to the corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(i)           For purposes of this Section, references to “serving at the request of the corporation” shall include any service as director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section.

(j)           Notwithstanding anything else in this Article VI, in the event that the express provisions of the General Corporation Law relating to indemnification of, or advancement of expenses by the corporation to, persons eligible for indemnification or advancement of expenses under this Article VII are amended to permit broader indemnification or advancement of expenses, then the corporation will provide such indemnification and advancement of expenses to the maximum extent permitted by the Delaware General Corporation Law.

(k)          If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each indemnitee of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

(l)           If a determination shall have been made pursuant to paragraph (c) of this Bylaw that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw.

(m)         The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw that the procedures and presumptions are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Bylaw.

(n)          For purposes of this Bylaw:

(i)	“Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant; and

(ii)

“Independent Counsel” means a law firm, a member of a law firm, or and independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

(o)          To the fullest extent permitted by law, no amendment, repeal or modification of the applicable provisions of the General Corporation Law or of the foregoing provisions of this Article VI shall adversely affect any right or protection hereunder of any person with respect to any act or omission occurring prior to the time of such amendment, repeal or modification.

ARTICLE VII
AMENDMENTS

These Bylaws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors, or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.

 In witness whereof the undersigned, as Secretary of ____________, certifies that the foregoing Bylaws of the Corporation were duly adopted by its Board of Directors on and effective as of __________.

____________________

__________________, Secretary

Appendix E

PAULSON CAPITAL CORP.

2013 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1     The purpose of this 2013 Equity Incentive Plan (this “Plan”) of Paulson Capital Corp., an Oregon corporation (the “Corporation”), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1     The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 60.354 of the Oregon Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)     determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)     grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)     approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)     construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)     cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)     accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)     adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)     determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)      determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)      acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)     determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 1,500,000 shares of Common Stock (the “Share Limit”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4  Restricted Shares.

(a)     Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)     Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)     Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5  Restricted Share Units.

(a)     Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)     Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)     Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total shareholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s shareholders that occurs in the fifth year following the year in which the Corporation’s shareholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 865,000 shares of Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 865,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTC Markets (the “OTC Markets”) or on the principal stock exchange on which the Common Stock is then listed for the date in question. If the Common Stock is no longer listed or is no longer actively traded on the OTC Markets or listed on a principal stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)     transfers to the Corporation,

(b)     the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)     subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)     subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)     the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting.  Subject to Section 5.1.2  hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1     The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2     For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)     conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)      theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)     intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)      willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)       gross negligence or willful misconduct in the performance of participant’s assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3     For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.           ADJUSTMENTS; ACCELERATION

7.1 Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)      a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)     the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)     the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)      a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

            Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3 Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)     require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)     deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was approved by the Board and became effective on May 13, 2013.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on May 13, 2023. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Shareholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to shareholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Oregon.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)     Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)     Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)     Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d)     No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the shareholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Paulson Capital Corp. on June 19, 2013.

PAULSON CAPITAL CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [_____________], 2013

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Charles L.F. Paulson and Trent Davis, and either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of Paulson Capital Corp. that the shareholder(s) would be entitled to vote on all matters that may come before the Annual Meeting of Shareholders to be held on [__], 2013 at [__], local time, at [___], or at any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on this card, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please complete, sign, date and mail this proxy form in the accompanying envelope, even if you intend to be present at the meeting. You may also grant your proxy via the Internet by following the instructions below.

Use the Internet (www.proxyvote.com) to transmit your voting instructions and for electronic delivery of information up until 11:59 pm Eastern Time on [ ], 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

The Board of Directors recommends a vote “FOR” the nominees listed below under Proposal 2 and “FOR” Proposals 1, 3, 4, 5, 6, 7, 8, 9 and 10.

Please mark your votes as in this example: ☒

1.

Approval of the amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to authorize the classification of the Board of Directors into three classes with staggered terms.

☐ FOR	☐AGAINST	☐ABSTAIN

2.	Election of Directors.

Chester L.F. Paulson	Charles L.F. Paulson
Paul Shoen	Dr. Shannon Pratt
Trent Davis

☐	FOR the nominees listed above.
☐	FOR the nominees listed above EXCEPT: ________________________________
☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

3.

Approval of the amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to effect an increase in the authorized shares of Common Stock, from 10,000,000 shares of Common Stock, no par value per share, and 500,000 shares of preferred stock, no par value per share, to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of Preferred Stock, par value $0.0001 per share (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated).

☐ FOR	☐AGAINST	☐ABSTAIN

4.

Approval of the amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to designate 30,000,000 shares of preferred stock as “blank check” preferred stock (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated).

☐ FOR	☐AGAINST	☐ABSTAIN

5.

Approval of a reverse stock split of the issued and outstanding capital stock of Paulson Capital Corp. by a ratio of not less than one-for-two and not more than one-for-ten at any time within 18 months following the Annual Meeting, with the exact ratio to be set at a number within this range as determined by the Board of Directors, in its sole discretion.

☐ FOR	☐AGAINST	☐ABSTAIN

6.	Authorization to issue securities of Paulson Capital Corp. in one or more non-public offerings in accordance with NASDAQ Listing Rule 5635 within 18 months following the Annual Meeting;

☐ FOR	☐AGAINST	☐ABSTAIN

7.

Approval to change Paulson Capital Corp.’s state of incorporation to Delaware from Oregon by means of a merger of Paulson Capital Corp. into a newly formed, wholly owned Delaware subsidiary pursuant to the terms of a merger agreement, and adopt the Delaware Certificate of Incorporation and By-laws, including an increase in the authorized shares of common stock to 90,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of “blank check” preferred stock, par value $0.0001 per share.

☐ FOR	☐AGAINST	☐ABSTAIN

8.	Approval of the Paulson Capital Corp. 2013 Equity Incentive Plan, including the reservation of 1,500,000 shares of common stock for issuance thereunder.

☐ FOR	☐AGAINST	☐ABSTAIN

9.	Approval, on an advisory basis, of the compensation of Paulson Capital Corp.’s named executive officers.

☐ FOR	☐AGAINST	☐ABSTAIN

10.	Approval on an advisory basis, of a one-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation

☐ ONE YEAR	☐TWO YEARS	☐ THREE YEARS	☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Signature	Date:
Print Name:

Signature, if Jointly Held	Date:
Print Name:

Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change? Mark box, sign and indicate changes below:      ☐

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on [_________], 2013: The Proxy Statement and the Accompanying Proxy Card and Annual Report are available at www.proxyvote.com.